John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Manager-Books
Goldman Sachs & Co
Barclays Capital

Co-Managers
Deutsche Bank Securities Inc
US Bancorp Investments Inc
Bank of New York Mellon Corp/The
Williams Capital Group LP

Bank of America Merrill Lynch
JP Morgan
Citigroup Global Markets Inc

Credit Suisse Securities USA LLC
Morgan Stanley
Wells Fargo Securities LLC
PNC Capital Markets

(2)	Names of Issuers: Allstate Corporation
(3)	Title of Securities: ALL 5.1 1/15/53
(4)	Date of First Offering: 01/03/13
(5)	Amount of Total Offering: $500,000,000 (20,000,000 Shares)
(6)	Unit Price of Offering: $25

Comparable Securities

1)	Morgan Stanley, C#6174824M3
2)	Allstate, C#020002AY7
3)	Prudential Financial, C#744320AL6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.3225%).
(8)	Years of Issuer’s Operations: 82 years
(9)	Trade Date: 01/03/13
(10)	Portfolio Assets on Trade Date: $655,296,314.99
(11)	Price Paid per Unit: $25
(12)	Total Price Paid by Portfolio:
11,120 shares @ $25 = $278,000.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
280,000 shares @ $25 = $7,000,000
(14)	% of Portfolio Assets Applied to Purchase
0.042%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
82 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/3/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.

BofA Merrill Lynch
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 1.6 05/15/17
(4)	Date of First Offering: 1/07/13
(5)	Amount of Total Offering: $275,000,000
(6)	Unit Price of Offering: $101.425

Comparable Securities

1) NYSE Euronext, C#629491AB7 2) JP Morgan Chase, C#48126EAA5

3) Korea Finance Corporation, C#50065TAD5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).
(8)	Years of Issuer’s Operations: 174
(9)	Trade Date: 1/07/13
(10)	Portfolio Assets on Trade Date: $667,351,686.78
(11)	Price Paid per Unit: $101.425
(12)	Total Price Paid by Portfolio:
183,000 bonds @ $101.425 = $186,055.08
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $101.425 = $20,285,000
(14)	% of Portfolio Assets Applied to Purchase
0.028%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/07/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.

BofA Merrill Lynch
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 3 5/15/22
(4)	Date of First Offering: 1/07/13
(5)	Amount of Total Offering: $225,000,000
(6)	Unit Price of Offering: $102.433

Comparable Securities
1) Invesco Finance, C#46132FAA8
2) Northern Trust, C#665859AN4
3) Aflac, #001055AJ1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).
(8)	Years of Issuer’s Operations: 174
(9)	Trade Date: 1/07/13
(10)	Portfolio Assets on Trade Date: $667,351,686.78
(11)	Price Paid per Unit: $102.433
(12)	Total Price Paid by Portfolio:
183,000 bonds @ $102.433 = $188,367.39
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $102.433 = $5,146,650.00
(14)	% of Portfolio Assets Applied to Purchase
0.028%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/7/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Co-Managers
nabSecurities LLC
PNC Capital Markets LLC
RBS Securities Inc.
Santander Investment Securities
Scotia Capital USA Inc.
SG Americas Securities, LLC
Standard Chartered Bank
Swedbank AB
Wells Fargo Securities, LLC
Samuel A. Ramierz & Co., Inc.
The Williams Capital Group, L.P.

BofA Merrill Lynch

ABN AMRO Securities USA LLC
Banca IMI S.p.A
BB&T Capital Markets
BMO Capital Markets Corp.
Capital One Southcoast, Inc.
CIBC World Markets Corp.
Credit Agricole Securities USA Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
ING Financial Markets LLC
Lloyds Securities Inc.
Mizuho Securities USA Inc.

(2)	Names of Issuers: Bank of America
(3)	Title of Securities: BAC 3.3 01/11/23
(4)	Date of First Offering: 01/08/13
(5)	Amount of Total Offering: $3,000,000,000
(6)	Unit Price of Offering: $99.444

Comparable Securities

1) People’s United Financial, C#712704AA3 2) UnionBanCal Corporation, C#908906AC4 3) Fifth Third Bancorp, C#316773CL2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 109
(9)	Trade Date: 1/08/13
(10)	Portfolio Assets on Trade Date: $668,047,254.55
(11)	Price Paid per Unit: $99.444

1

(12)	Total Price Paid by Portfolio:
550,000 bonds @ $99.444 = $546,942.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
28,000,000 bonds @ $99.444 = $27,844,320
(14)	% of Portfolio Assets Applied to Purchase
0.082%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
109 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/8/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Co-Managers
nabSecurities LLC
PNC Capital Markets LLC
RBS Securities Inc.
Santander Investment Securities
Scotia Capital USA Inc.
SG Americas Securities, LLC
Standard Chartered Bank
Swedbank AB
Wells Fargo Securities, LLC
Apto Partners, LLC
Mischler Financial Group, Inc.

BofA Merrill Lynch

ABN AMRO Securities USA LLC
Banca IMI S.p.A
BB&T Capital Markets
BMO Capital Markets Corp.
Capital One Southcoast, Inc.
CIBC World Markets Corp.
Credit Agricole Securities USA Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co.
ING Financial Markets LLC
Lloyds Securities Inc.
Mizuho Securities USA Inc.

(2)	Names of Issuers: Bank of America
(3)	Title of Securities: BAC 2 01/11/18
(4)	Date of First Offering: 01/08/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.849

Comparable Securities

1) JPMorgan Chase, C#48126EAA5

2) Westpac Banking Corporation, C#961214BV4 3) BB&T Corporation, C#05531FAK93

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 109
(9)	Trade Date: 1/08/13
(10)	Portfolio Assets on Trade Date: $668,047,254.55
(11)	Price Paid per Unit: $99.849

1

(12)	Total Price Paid by Portfolio:
1,470,000 bonds @ $99.849 = $1,467,780.30
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
48,500,000 bonds @ $99.849 = $48,426,765
(14)	% of Portfolio Assets Applied to Purchase
0.220%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
109 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/8/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
JP Morgan

Co-Managers
Comerica Bank
Fifth Third Securities Inc.
Mizuho Securities USA Inc
RBS Securities Corp.
Sumitomo Bank of New York

BofA Merrill Lynch
Wells Fargo Securities

Bank of Tokyo-Mitsubishi UFJ
Deutsche Bank Securities Inc.
Huntington Capital Corp.
PNC Capital Markets
Sovereign Bank
US Bancorp Investments Inc.

(2)	Names of Issuers: Penske Truck Leasing Company
(3)	Title of Securities: PENSKE 4.25 01/17/23
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.14

Comparable Securities
1) Ford Motor Credit, C#345397WF6
2) CIT Group, C#125581GQ5
3) GATX Corporation, C#361448AN3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.55%).
(8)	Years of Issuer’s Operations: 44 years
(9)	Trade Date: 1/14/13
(10)	Portfolio Assets on Trade Date: $671,013,568.99
(11)	Price Paid per Unit: $99.14
(12)	Total Price Paid by Portfolio:
420,000 bonds @ $99.14 = $416,388.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.14 = $9,914,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.062%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
44 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Credit Suisse Securities USA LLC
RBC Capital Markets
US Bancorp Investments Inc

Co-Managers
DnB NOR Bank ASA/New York
UBS Securities LLC

Bank of America Merrill Lynch
Goldman Sachs & Co
SunTrust Robinson Humphrey
Wells Fargo Securities LLC

Bank of Tokyo-Mitsubishi UFJ
PNC Capital Markets

(2)	Names of Issuers: Energy Transfer Partners, L.P.
(3)	Title of Securities: ETP 5.15 02/01/43
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $450,000,000
(6)	Unit Price of Offering: $99.333

Comparable Securities

1) Sunoco Logistics Partners, C#86765BAM1

2) El Paso Pipeline Partners Operating Co., C#28370TAF6 3) Cenovus Energy, C#15135UAH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 01/14/13
(10)	Portfolio Assets on Trade Date: $ 671,013,568.99
(11)	Price Paid per Unit: $99.333
(12)	Total Price Paid by Portfolio:
370,000 bonds @ $99.333 = $367,532.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.333 = $9,933,300.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
18 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Credit Suisse Securities USA LLC
RBC Capital Markets
US Bancorp Investments Inc

Co-Managers
DnB NOR Bank ASA/New York
UBS Securities LLC

Bank of America Merrill Lynch
Goldman Sachs & Co
SunTrust Robinson Humphrey
Wells Fargo Securities LLC

Bank of Tokyo-Mitsubishi UFJ
PNC Capital Markets

(2)	Names of Issuers: Energy Transfer Partners, L.P.
(3)	Title of Securities: ETP 3.6 02/01/23
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.899

Comparable Securities

1) Williams Companies, Inc., C#969457BU3 2) Boardwalk Pipelines LP, C#096630AC2 3) Oneok Partners LP, C#68268NAJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 18
(9)	Trade Date: 01/14/13
(10)	Portfolio Assets on Trade Date: $ 671,013,568.99
(11)	Price Paid per Unit: $99.899
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.899 = $554,439.45
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.899 = $14,984,850.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.083%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
18 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
JP Morgan

Co-Managers
Comerica Bank
Fifth Third Securities Inc.
Mizuho Securities USA Inc
RBS Securities Corp.
Sumitomo Bank of New York

BofA Merrill Lynch
Wells Fargo Securities

Bank of Tokyo-Mitsubishi UFJ
Deutsche Bank Securities Inc.
Huntington Capital Corp.
PNC Capital Markets
Sovereign Bank
US Bancorp Investments Inc.

(2)	Names of Issuers: Penske Truck Leasing Company
(3)	Title of Securities: PENSKE 2.875 07/17/18 144A
(4)	Date of First Offering: 01/14/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.783

Comparable Securities
1) Ford Motor Credit Co., C#3454OUAA7
2) Korea Finance Corp., C#50065TAD5
3) Ford Motor Credit, C#345397WD1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.50%).
(8)	Years of Issuer’s Operations: 44 years
(9)	Trade Date: 1/14/13
(10)	Portfolio Assets on Trade Date: $1,746,429,023.64
(11)	Price Paid per Unit: $99.783
(12)	Total Price Paid by Portfolio:
1,630,000 bonds @ $99.783 = $1,626,462.90

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.783 = $14,967,450.00
(14)	% of Portfolio Assets Applied to Purchase
0.093%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
44 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books JP Morgan Securities US Bancorp Co-Managers Mitsubishi UFJ Securities Scotia Capital (USA)	BofA Merrill Lynch RBS Securities Corp. BNP Paribas Mizuho Securities USA Wells Fargo Securities

(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 1.3 01/25/16
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $99.956

Comparable Securities
1) Pepsico, C#713448CA4
2) Coca-Cola Company, C#191216AX8
3) Pepsico, C#713448BX5

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.40%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $99.956
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.956 = $554,755.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
32,000,000 bonds @ $99.956 = $31,985,920.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.083%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
94 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Mitsubishi UFJ Securities
Wells Fargo Securities

Co-Manager Mizuho Securities USA Scotia Capital (USA)	BNP Paribas RBS Securities US Bancorp

(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 3.2 01/25/23
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $1,225,000,000
(6)	Unit Price of Offering: $99.754

Comparable Securities
1) Pepsico, C#713448CD8
2) Diageo Investment, C#25245BAB3
3) Pepsico, C#713448BY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $99.754
(12)	Total Price Paid by Portfolio:
555,000 bonds @ $99.754 = $553,634.70
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
16,000,000 bonds @ $99.754 = $15,960,640.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.082%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
94 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books J.P. Morgan Mizuho Securities Co-Manager RBS Securities US Bancorp	BofA Merrill Lynch Mitsubishi UFJ Securities BNP Paribas Scotia Capital (USA) Wells Fargo Securities

(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 4.65 01/25/43
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.855

Comparable Securities

1) Anheuser-Busch InBev Worldwide, C#03523TBQ0 2) Diageo Investment Corporation, C#2545BAA5 3) Pepsico, C#713448BZ0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $99.855
(12)	Total Price Paid by Portfolio:
370,000 bonds @ $99.855 = $369,463.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.855 = $9,985,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.055%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
94 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books BofA Merrill Lynch Wells Fargo Securities LLC	BNP Paribas JP Morgan Securities

Co-Managers	Mitsubishi UFJ Securities
Mizuho Securities USA	RBS Securities
Scotia Capital (US)	U.S. Bancorp Investments

(2)	Names of Issuers: ConAgra Foods, Inc.
(3)	Title of Securities: CAG 1.9 01/25/18
(4)	Date of First Offering: 01/15/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $100

Comparable Securities
1) Pepsico, C#713448CB2
2) Diageo Capital, C#25243YAR0
3) Coca-Cola, C#191216AY6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 94 years
(9)	Trade Date: 01/15/13
(10)	Portfolio Assets on Trade Date: $671,642,359.33
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
735,000 bonds @ $100 = $735,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,000,000 bonds @ $100 = $23,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.109%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
94 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Bank of America Merrill Lynch
Barclays Capital	J.P. Morgan Securities
SunTrust Robinson Humphrey	Wells Fargo Securities

Co-Manager	ING Financial Markets
Mitsubishi UFJ Securities (USA), Inc.	Mizuho Securities USA Inc.

Regions Securities U.S. Bancorp Investments, Inc.

(2)	Names of Issuers: Mohawk Industries, Inc.
(3)	Title of Securities: MHK 3.85 02/01/23
(4)	Date of First Offering: 01/28/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.967

Comparable Securities
1) Stanley Black & Decker, C#854502AD3
2) Newell Rubbermaid, C#651229AM8
3) Wyndham Worldwide, C#98310WAJ7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 21 years
(9)	Trade Date: 01/28/13
(10)	Portfolio Assets on Trade Date: $ 672,888,857.63
(11)	Price Paid per Unit: $99.967
(12)	Total Price Paid by Portfolio:
800,000 bonds @ $99.967 = $799,736.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
22,000,000 bonds @ $99.967 = $21,992,740.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.119%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
21 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 1.55 02/09/18
(4)	Date of First Offering: 01/29/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.861

Comparable Securities
1) J.P. Morgan Chase, C#46625HJG6
2) Goldman Sachs Group, C#38141GRC0
3) Ford Motor Credit Co., C#34540UAA7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 01/29/13
(10)	Portfolio Assets on Trade Date: $ 672,315,999.09
(11)	Price Paid per Unit: $99.861
(12)	Total Price Paid by Portfolio:
1,490,000 bonds @ $99.861 = $1,487,929.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
50,000,000 bonds @ $99.861 = $49,930,500
(14)	% of Portfolio Assets Applied to Purchase
0.221%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman Sachs
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 3 2/11/23
(4)	Date of First Offering: 01/29/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.154

Comparable Securities

1) J.P. Morgan Chase, C#46625HJH4 2) Goldman Sachs Group, C#38141GRD8 3) People’s United Financial, C#712704AA3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.425%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 01/29/13
(10)	Portfolio Assets on Trade Date: $ 672,315,999.09
(11)	Price Paid per Unit: $99.154
(12)	Total Price Paid by Portfolio:
745,000 bonds @ $99.154 = $738,697.30
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.154 = $19,830,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.110%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	Goldman Sachs	Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway
(3)	Title of Securities: BRK 4.5 2/11/43
(4)	Date of First Offering: 01/29/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $98.686

Comparable Securities

1)	MetLife, C#59156RBD9
2)	Health Care REIT, C#42217KBB1
3)	Simon Property Group, C#828808CL9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 174 years
(9)	Trade Date: 01/29/13
(10)	Portfolio Assets on Trade Date: $ 672,315,999.09
(11)	Price Paid per Unit: $98.686
(12)	Total Price Paid by Portfolio:
260,000 bonds @ $98.686 = $256,583.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $98.686 = $6,908,020.00
(14)	% of Portfolio Assets Applied to Purchase
0.038%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Barclays
RBC Capital Markets

Co-Manager(s) Credit Suisse JP Morgan Wells Fargo Securities	Bank of America Merrill Lynch Deutsche Bank Securities Royal Bank of Scotland

(2)	Names of Issuers: World Financial Network Credit Card Master NoteTrust
(3)	Title of Securities: WFNMT 2013-A A
(4)	Date of First Offering: 02/12/13
(5)	Amount of Total Offering: $375,000,000
(6)	Unit Price of Offering: $99.99721

Comparable Securities

1) Discover Card Master Trust I, C#254683BB0

2) American Express Credit Account Master Trust, C#02587AAE4 3) Chase Issuance Trust, C#161571FU3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 17
(9)	Trade Date: 02/12/13
(10)	Portfolio Assets on Trade Date: $675,271,842.67
(11)	Price Paid per Unit: $99.99721
(12)	Total Price Paid by Portfolio:
951,000 bonds @ $99.99721 = $950,973.47
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.99721 = $24,999,302.50

1

(14)	% of Portfolio Assets Applied to Purchase
0.141%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
17 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BNY Capital Markets	J.P. Morgan Securities
	Citigroup Global Markets	Merrill Lynch
	Deutsche Bank Securities	RBC Capital Markets
	ING Financial Markets	SunTrust Robinson Humphrey

Co-Managers
	Barclays Capital	nabSecurities
	BNP Paribas Securities	PNC Capital Markets
	Credit Agricole Securities USA	Scotia Capital USA
	Credit Suisse Securities	Standard Chartered Bank
	Goldman Sachs & Co.	UBS Securities
	Lloyds Securities	US Bancorp Investments
	Mitsubishi UFJ Securities	Wells Fargo Securities
	Morgan Stanley	Williams Capital Group

(2)	Names of Issuers: ING US Inc.
(3)	Title of Securities: INTNED 2.9 02/15/18 144A
(4)	Date of First Offering: 02/06/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.824

Comparable Securities

1)	Goldman Sachs Group, C#38141GRC0
2)	Ford Motor Credit Co., C#34540UAA7
3)	Corpbanca, C#21987AAB6
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 02/06/13
(10)	Portfolio Assets on Trade Date: $674,883,529.45
(11)	Price Paid per Unit: $99.824

1

(12)	Total Price Paid by Portfolio:
775,000 bonds @ $99.824 = $773,636.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
55,000,000 bonds @ $99.824 = $54,903,200
(14)	% of Portfolio Assets Applied to Purchase
0.115%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
22 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/6/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Credit Suisse Morgan Stanley	BNP Paribas Citigroup

Co-Managers	ING
Wells Fargo Securities	J.P. Morgan

(2)	Names of Issuers: The Coca-Cola Company
(3)	Title of Securities: KO 1.15 04/01/18
(4)	Date of First Offering: 02/28/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.784

Comparable Securities

1)	Pepsico, Inc., C#713448CB2
2)	Unilever Capital Corporation, C#904764AP2
3)	Philip Morris International, C#718172AS8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 127 years
(9)	Trade Date: 02/28/13
(10)	Portfolio Assets on Trade Date: $678,713,446.90
(11)	Price Paid per Unit: $99.784
(12)	Total Price Paid by Portfolio:
1,145,000 bonds @ $99.784 = $1,142,526.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.784 = $44,902,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.168%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
127 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
Wells Fargo Securities

Co-Managers BB&T Capital Markets BNY Mellon Capital Markets ING Financial Markets Loop Capital Markets	Barclays Capital Deutsche Bank Securities J.P. Morgan Securities SunTrust Robinson Humphrey

(2)	Names of Issuers: Marke1 Corporation
(3)	Title of Securities: MKL 3.625 03/30/23
(4)	Date of First Offering: 03/05/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.839

Comparable Securities

1)	Infinity Property & Casualty, C#45665QAF0
2)	Primerica, C#74164MAA6
3)	Lincoln National Corporation, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 83 years
(9)	Trade Date: 03/05/13
(10)	Portfolio Assets on Trade Date: $680,066,847.28
(11)	Price Paid per Unit: $99.839
(12)	Total Price Paid by Portfolio:
190,000 bonds @ $99.839 = $189,694.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
11,000,000 bonds @ $99.839 = $10,982,290

1

(14)	% of Portfolio Assets Applied to Purchase
0.028%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
83years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/5/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Citigroup Global Markets
Wells Fargo Securities

Co-Managers BB&T Capital Markets BNY Mellon Capital Markets ING Financial Markets Loop Capital Markets	Barclays Capital Deutsche Bank Securities J.P. Morgan Securities SunTrust Robinson Humphrey

(2)	Names of Issuers: Marke1 Corporation
(3)	Title of Securities: MKL 5 03/30/43
(4)	Date of First Offering: 03/05/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $98.18

Comparable Securities

1)	MetLife, c#59156RBD9
2)	Health Care REIT, C#42217KBB1
3)	Simon Property Group, C#828807CL9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 83 years
(9)	Trade Date: 03/05/13
(10)	Portfolio Assets on Trade Date: $680,066,847.28
(11)	Price Paid per Unit: $98.18
(12)	Total Price Paid by Portfolio:
305,000 bonds @ $98.18 = $299,449.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $98.18 = $13,745,200

1

(14)	% of Portfolio Assets Applied to Purchase
0.044%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
83years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/5/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Mitsubishi UFJ Securities Wells Fargo Securities Co-Managers BofA Merrill Lynch HSBC BNY Mellon Capital Markets Morgan Stanley RBC Capital Markets Standard Chartered Bank	Citigroup Deutsche Bank Securities Goldman, Sachs & Co. ING J.P. Morgan Lloyds Securities RBS ANZ Barclays

(2)	Names of Issuers: ACE INA Holdings Inc.
(3)	Title of Securities: ACE 2.7 03/13/23
(4)	Date of First Offering: 03/06/13
(5)	Amount of Total Offering: $475,000,000
(6)	Unit Price of Offering: $99.661

Comparable Securities

1)	Citigroup, C#172967GL9
2)	Goldman Sachs, C#38141GRD8
3)	JPMorgan Chase, C#46625HJH4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 03/06/13
(10)	Portfolio Assets on Trade Date: $679,755,080.42
(11)	Price Paid per Unit: $99.661
(12)	Total Price Paid by Portfolio:
1,340,000 bonds @ $99.661 = $1,335,457.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.661 = $34,881,350.00
(14)	% of Portfolio Assets Applied to Purchase
0.196%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
28 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/6/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Mitsubishi UFJ Securities Wells Fargo Securities Co-Managers BofA Merrill Lynch HSBC BNY Mellon Capital Markets Morgan Stanley RBC Capital Markets Standard Chartered Bank	Citigroup Deutsche Bank Securities Goldman, Sachs & Co. ING J.P. Morgan Lloyds Securities RBS ANZ Barclays

(2)	Names of Issuers: ACE INA Holdings Inc.
(3)	Title of Securities: ACE 4.15 03/13/43
(4)	Date of First Offering: 03/06/13
(5)	Amount of Total Offering: $475,000,000
(6)	Unit Price of Offering: $99.727

Comparable Securities

1)	MetLife, C#59156RBD9
2)	Health Care REIT, C#42217KBB1
3)	Simon Property Group, C#828807CL9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 28 years
(9)	Trade Date: 03/06/13
(10)	Portfolio Assets on Trade Date: $679,755,080.42
(11)	Price Paid per Unit: $99.727
(12)	Total Price Paid by Portfolio:
575,000 bonds @ $99.727 = $573,430.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.727 = $14,959,050.00
(14)	% of Portfolio Assets Applied to Purchase
0.084%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
28 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/6/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books RBS Scotiabank Wells Fargo Securities Co-Managers BofA Merrill Lynch RBC Capital Markets SMBC Nikko UBS Investments Bank US Bancorp ING	J.P. Morgan DNB Markets Morgan Stanley Mitsubishi UFJ Securities Mizuho Securities SunTrust Robinson Humphrey Barclays Credit Suisse Deutsche Bank Securities

(2)	Names of Issuers: Enterprise Products Operating LLC
(3)	Title of Securities: EPD 4.85 03/15/44
(4)	Date of First Offering: 03/11/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.619

Comparable Securities

1)	Sunco Logistics Partner, C#86765BAM1
2)	El Paso Pipeline Partners Operating Co., C#28370TAF6
3)	Cenovus Energy, C#15135UAH2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 45 years
(9)	Trade Date: 03/11/13
(10)	Portfolio Assets on Trade Date: $682,547,922
(11)	Price Paid per Unit: $99.619
(12)	Total Price Paid by Portfolio:
385,000 bonds @ $99.619 = $383,533.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.619 = $9,961,900.00
(14)	% of Portfolio Assets Applied to Purchase
0.056%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
45 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/11/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Citigroup RBS Co-Managers Credit Agricole CIB Goldman, Sachs & Co. SunTrust Robinson Humphrey Wells Fargo Securities	J.P. Morgan BofA Merrill Lynch Credit Suisse BNP Paribas Morgan Stanley RBC Capital Markets Scotia Bank

(2)	Names of Issuers: Discovery Communications, LLC
(3)	Title of Securities: DISCA 4.875 04/01/43
(4)	Date of First Offering: 03/12/13
(5)	Amount of Total Offering: $850,000,000
(6)	Unit Price of Offering: $99.888

Comparable Securities

1)	Viacom, C#92553PAQ5
2)	Vodafone Group, C#92857WBD1
3)	Comcast, C#20030NBG5
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 41 years
(9)	Trade Date: 03/12/13
(10)	Portfolio Assets on Trade Date: $683,754,563
(11)	Price Paid per Unit: $99.888
(12)	Total Price Paid by Portfolio:
770,000 bonds @ $99.888 = $769,137.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.888 = $24,972,000
(14)	% of Portfolio Assets Applied to Purchase
0.112%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
41 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Citigroup RBS Co-Managers Credit Agricole CIB Goldman, Sachs & Co. SunTrust Robinson Humphrey Wells Fargo Securities	J.P. Morgan BofA Merrill Lynch Credit Suisse BNP Paribas Morgan Stanley RBC Capital Markets Scotia Bank

(2)	Names of Issuers: Discovery Communications, LLC
(3)	Title of Securities: DISCA 3.25 04/01/23
(4)	Date of First Offering: 03/12/13
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $99.838

Comparable Securities

1)	Viacom, C#92553PAR3
2)	Vodafone Group PLC, C#925857WBC3
3)	Viacom, C#92553PAM4
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 41 years
(9)	Trade Date: 03/12/13
(10)	Portfolio Assets on Trade Date: $683,754,563
(11)	Price Paid per Unit: $99.838
(12)	Total Price Paid by Portfolio:
580,000 bonds @ $99.838 = $579,060.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
18,000,000 bonds @ $99.838 = $17,970,840.00
(14)	% of Portfolio Assets Applied to Purchase
0.085%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
28 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Goldman, Sachs & Co.
J.P. Morgan	UBS Investment Bank
Wells Fargo Securities

(2)	Names of Issuers: Public Service Company of Colorado
(3)	Title of Securities: XEL 3.95 03/15/43
(4)	Date of First Offering: 03/19/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.323

Comparable Securities

1)	Georgia Power Company, C#373334KA8
2)	Carolina Power & Light, C#144141DD7
3)	Virginia Electric & Power Co., C#92784FL3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 104 years
(9)	Trade Date: 03/19/13
(10)	Portfolio Assets on Trade Date: $688,604,001
(11)	Price Paid per Unit: $99.323
(12)	Total Price Paid by Portfolio:
415,000 bonds @ $99.323 = $412,190.45
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.323 = $9,932,300.00
(14)	% of Portfolio Assets Applied to Purchase
0.06%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
28 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/19/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
BNY Capital Markets	Deutsche Bank Securities

Co-Managers	UBS Securities
Wells Fargo Securities	Barclays Capital
Ramirez & Co., Inc.	U.S. Bancorp Investments

(2)	Names of Issuers: Westar Energy
(3)	Title of Securities: WR 4.1 04/01/43
(4)	Date of First Offering: 03/21/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.623

Comparable Securities

1)	Georgia Power Company, C#373334KA8
2)	Carolina Power & Light, C#144141DD7
3)	Virginia Electric & Power, C#927804FL3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 104 years
(9)	Trade Date: 03/21/13
(10)	Portfolio Assets on Trade Date: $685,366,431
(11)	Price Paid per Unit: $99.623
(12)	Total Price Paid by Portfolio:
585,000 bonds @ $99.623 = $582,794.55
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.623 = $14,943,450.00
(14)	% of Portfolio Assets Applied to Purchase: 0.085%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
104 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Wells Fargo Securities	US Bancorp

Co-Managers PNC Capital Markets SMBC Nikko SunTrust Robinson Humphrey TD Securities	Mitsubishi UFJ Securities RBS BNP Paribas J.P. Morgan Mizuho Securities

(2)	Names of Issuers: St. Jude Medical, Inc.
(3)	Title of Securities: STJ 3.25 04/15/23
(4)	Date of First Offering: 03/21/13
(5)	Amount of Total Offering: $900,000,000
(6)	Unit Price of Offering: $99.524

Comparable Securities

1)	Thermo Fisher Scientific, C#883556BC5
2)	Baxter International Inc., C#071813BF5
3)	Covidien International Finance, C#22303QAN0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 37 years
(9)	Trade Date: 03/21/13
(10)	Portfolio Assets on Trade Date: $685,366,431
(11)	Price Paid per Unit: $99.524
(12)	Total Price Paid by Portfolio:
780,000 bonds @ $99.524 = $776,287.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.524 = $19,904,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.113%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
37 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Deutsche Bank Securities Wells Fargo Securities Co-Managers Capital One Southcoast Regions Securities Sandler O’Neill & Partners	BofA Merrill Lynch J.P. Morgan PNC Capital Markets KeyBanc Capital Markets U.S. Bancorp

(2)	Names of Issuers: American Campus Communities Operating Partnership.
(3)	Title of Securities: ACC 3.75 04/15/23
(4)	Date of First Offering: 03/25/13
(5)	Amount of Total Offering: $400,000,000
(6)	Unit Price of Offering: $99.659

Comparable Securities

1)	Health Care REIT, C#42217KBA3
2)	AvalonBay Communities, C#05348EAQ2
3)	Ventas Realty/LP Capital Corporation, C#92276MAZ8
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 20 years
(9)	Trade Date: 03/25/13
(10)	Portfolio Assets on Trade Date: $686,741,007.00
(11)	Price Paid per Unit: $99.659
(12)	Total Price Paid by Portfolio:
780,000 bonds @ $99.659 = $777,340.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.659 = $19,931,800.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.113%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
20 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/25/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co-Managers Goldman, Sachs & Co. Scotiabank UMB Financial Services The Williams Capital Group	Keybanc Capital Markets US Bancorp Wells Fargo Securities BMO Capital Markets

(2)	Names of Issuers: Assurant, Inc.
(3)	Title of Securities: AIZ 2.5 03/15/18
(4)	Date of First Offering: 03/25/13
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $99.820

Comparable Securities

1)	GATX Corporation, C#361448AP8
2)	J.P. Morgan Chase, C#46625HJG6
3)	Goldman Sachs Group, C#38141GRC0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.600%).
(8)	Years of Issuer’s Operations: 121 years
(9)	Trade Date: 03/25/13
(10)	Portfolio Assets on Trade Date: $686,741,007.00
(11)	Price Paid per Unit: $99.820
(12)	Total Price Paid by Portfolio:
1,170,000 bonds @ $99.820 = $1,167,894.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
33,000,000 bonds @ $99.820 = $32,940,600.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.170%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
121 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/25/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co-Managers Goldman, Sachs & Co. Scotiabank UMB Financial Services The Williams Capital Group	Keybanc Capital Markets US Bancorp Wells Fargo Securities BMO Capital Markets

(2)	Names of Issuers: Assurant, Inc.
(3)	Title of Securities: AIZ 4 03/15/23
(4)	Date of First Offering: 03/25/13
(5)	Amount of Total Offering: $350,000,000
(6)	Unit Price of Offering: $99.635

Comparable Securities

1)	Infinity Property & Casualty, C#45665QAF0
2)	Primerica, C#74164MAA6
3)	Lincoln National, C#534187BC2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.650%).
(8)	Years of Issuer’s Operations: 121 years
(9)	Trade Date: 03/25/13
(10)	Portfolio Assets on Trade Date: $686,741,007.00
(11)	Price Paid per Unit: $99.635
(12)	Total Price Paid by Portfolio:
585,000 bonds @ $99.635 = $582,864.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.635 = $14,945,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.085%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
121 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/25/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: BNP PARIBAS, Citigroup,	Deutsche Bank Securities, BofA Merrill Lynch, Wells Fargo Securities

(2)	Names of Issuers: CROWN AMER/CAP CORP IV 4.5%
(3)	Title of Securities: CCK 4.5%
(4)	Cusip: 228189AA4
(5)	Date of First Offering: 1/3/13
(6)	Amount of Total Offering: 1,000,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
BALL CORP	5.75	5/15/2021	Packaging	4.04
GRAPHIC
PACKAGE	7.875	10/1/2018	Packaging	4.02
BALL CORP	6.75	9/15/2020	Packaging	3.69

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/3/13
(11)	Portfolio Assets on Trade Date: $693,535,666
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 775,000 bonds @ $100 = 775,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,500,000 bonds @ $100= $4,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.1117%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Citigroup Global Markets Inc,
JP Morgan Securities,
Morgan Stanley & Co Inc,
RBC Capital Markets LLC,
UBS Securities LLC,
Wells Fargo Securities LLC

Co Manager:
Comerica Securities,

Barclays Capital,
HSBC Securities,
Merrill Lynch Pierce Fenner &,
Natixis Securities North Ameri,
SunTrust Robinson Humphrey Inc,
US Bancorp Investments Inc,

Capital One Southcoast Inc,
Goldman Sachs & Co

(2)	Names of Issuers: MARKWEST ENERGY PART/FIN 4.5%
(3)	Title of Securities: MWE 4.5%
(4)	Cusip: 570506AR6
(5)	Date of First Offering: 1/7/13
(6)	Amount of Total Offering: 1,000,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SABINE PASS LNG	6.5	11/1/2020	Gas Distribution	5.975
ACMP/ACMP FIN	5.875	4/15/2021	Gas Distribution	4.666
ACMP/ACMP FIN	6.125	7/15/2022	Gas Distribution	5.086

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/7/13
(11)	Portfolio Assets on Trade Date: $694,932,524
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 975,000 bonds @ $100 = 975,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.1403%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/7/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: JP Morgan Securities Ltd/Londo, Wells Fargo Securities LLC	Bank of America Merrill Lynch, SunTrust Robinson Humphrey,

Co- Manager:	US Bancorp Investments Inc,
PNC Capital Markets

(2)	Names of Issuers: SPEEDWAY MOTORSPORTS INC 6.75%
(3)	Title of Securities: TRK 6.75%
(4)	Cusip: 847788AR7
(5)	Date of First Offering: 1/8/13
(6)	Amount of Total Offering: 100,000,000
(7)	Unit Price of Offering: 105

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ROYAL
CARIBBEAN	5.25	11/15/2022	Services- Leisure	4.796
ROYAL
CARIBBEAN	11.875	7/15/15	Services- Leisure	2.4
ROYAL
CARIBBEAN	7.25	6/15/16	Services- Leisure	3.167

(8)	Underwriting Spread or Commission: 1.593%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/8/13
(11)	Portfolio Assets on Trade Date: $694,870,929
(12)	Price Paid per Unit: 105
(13)	Total Price Paid by Portfolio: 250,000 bonds @ $105 = 262,500

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,200,000 bonds @ $105= $1,260,000
(15)	% of Portfolio Assets Applied to Purchase
0.0378%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/8/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Barclays Capital, Deutsche Bank Securities Inc, JP Morgan Securities, Wells Fargo Securities LLC Co-Manager: Raymond James Morgan Keegan, SunTrust Robinson Humphrey	Bank of America Merrill Lynch, Credit Suisse, Goldman Sachs & Co, UBS Securities LLC, BB&T Capital Markets, Robert W Baird & Co,

(2)	Names of Issuers: HD SUPPLY INC 10.5%
(3)	Title of Securities: HDSUPP 10.5%
(4)	Cusip: 40415RAL9
(5)	Date of First Offering: 1/9/13
(6)	Amount of Total Offering: 950,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ISABELLE ACQ
SUB	10	11/15/2018	Building Materials	7.051
INTL WIRE GROUP	8.5	10/15/2017	Building Materials	7.545
JELD-WEN
ESCROW	12.25	10/15/2017	Building Materials	4.964

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/9/13
(11)	Portfolio Assets on Trade Date: $695,169,491
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 725,000 bonds @ $100 = 725,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100= $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.1043%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/9/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Credit Agricole Securities USA,
Deutsche Bank Securities Inc,	JP Morgan,
RBC Capital Markets,	Wells Fargo & Co

(2)	Names of Issuers: AVIATION CAPITAL GROUP 4.625%
(3)	Title of Securities: PACLIF 4.625%
(4)	Cusip: 05367AAE3
(5)	Date of First Offering: 1/14/13
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Cons/Comm/Lease
CIT GROUP INC	5	8/15/2022	Financing	4.279
			Cons/Comm/Lease
CIT GROUP INC	4.25	8/15/2017	Financing	3.437
			Cons/Comm/Lease
CIT GROUP INC	5.375	5/15/2020	Financing	4.283

(8)	Underwriting Spread or Commission: 0.70%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/14/13
(11)	Portfolio Assets on Trade Date: $697,169,718
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,055,000 bonds @ $100 = 1,055,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100= $4,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1513%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Credit Suisse Securities USA L,
Merrill Lynch Pierce Fenner &,

Barclays Capital,
Deutsche Bank Securities Inc,
Wells Fargo Securities LLC

(2)	Names of Issuers: REGAL ENTERTAINMENT GRP 5.75%
(3)	Title of Securities: RGC 5.75%
(4)	Cusip: 758766AF6
(5)	Date of First Offering: 1/14/13
(6)	Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NATIONAL			Theaters &
CINEMED	6	4/15/2022	Entertainment	4.953
			Theaters &
NAI ENTER HLDGS	8.25	12/15/2017	Entertainment	4.13
			Theaters &
LIVE NATION ENT	7	9/1/2020	Entertainment	5.724

(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/14/13
(11)	Portfolio Assets on Trade Date: $697,169,718
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = 650,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0932%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: JP Morgan Securities, Wells Fargo Securities LLC	Barclays Capital, RBC Capital Markets,

(2)	Names of Issuers: EAGLE SPINCO INC 4.625%
(3)	Title of Securities: AXLL 4.625%
(4)	Cusip: 269871AA7
(5)	Date of First Offering: 1/17/13
(6)	Amount of Total Offering: 688,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
PERSTORP
HOLDING	11	8/15/2017	Chemicals	11.216
PERSTORP
HOLDING	8.75	5/15/2017	Chemicals	7.174
NUFARM AUS LTD	6.375	10/15/2019	Chemicals	5.241

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/17/13
(11)	Portfolio Assets on Trade Date: $698,492,229
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 700,000 bonds @ $100 = 700,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100= $1,500,000
(15)	% of Portfolio Assets Applied to Purchase: 0.10%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/17/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Citigroup Global Markets Inc,
Morgan Stanley,	Wells Fargo Securities LLC

Co Manager:	SunTrust Robinson Humphrey

(2)	Names of Issuers: GENCORP INC 7.125%
(3)	Title of Securities: GY 7.125%
(4)	Cusip: 368682AQ3
(5)	Date of First Offering: 1/18/13
(6)	Amount of Total Offering: 460,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
DUCOMMUN INC	9.75	7/15/2018	Aerospace/Defense	7.238
COLT
DEFENSE/FIN	8.75	11/15/2017	Aerospace/Defense	20.384
BOMBARDIER INC	6.125	1/15/2023	Aerospace/Defense	5.922

(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/18/13
(11)	Portfolio Assets on Trade Date: $701,425,020
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 95,000 bonds @ $100 = 95,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,250,000 bonds @ $100= $1,250,000
(15)	% of Portfolio Assets Applied to Purchase

1

0.0135%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/18/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	Citigroup Global Markets Inc,
Wells Fargo Securities LLC

Co Manager:	Bank of Nova Scotia (US),
Morgan Stanley,	SunTrust Robinson Humphrey

(2)	Names of Issuers: TENET HEALTHCARE CORP 4.5%
(3)	Title of Securities: THC 4.5%
(4)	Cusip: 88033GBX7
(5)	Date of First Offering: 1/22/13
(6)	Amount of Total Offering: 850,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

Description	Par CouponWtd	Date Maturity	ML Industry Lvl 4	Yld to Worst
PHYSIOTHERAY AS	11.875	5/1/2019	Health Facilities	12.755
OMEGA HEALTHCARE	5.875	3/15/2024	Health Facilities	4.865
LIFEPOINT HOSPIT	6.625	10/1/2020	Health Facilities	4.378

(8)	Underwriting Spread or Commission: 1.38%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/22/13
(11)	Portfolio Assets on Trade Date: $704,356,778
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,250,000 bonds @ $100 = 1,250,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $100= $3,500,000
(15)	% of Portfolio Assets Applied to Purchase: 0.1775%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Credit Agricole Securities USA,
Credit Suisse Securities USA L,	JP Morgan Securities,
Merrill Lynch Pierce Fenner &,	RBC Capital Markets LLC,
Wells Fargo Securities LLC

Co Manager:

CIBC World Markets, Fifth Third Securities Inc, KeyBanc Capital Markets, Scotia Capital USA Inc, SunTrust Robinson Humphrey, US Bancorp Investments Inc

Capital One Southcoast Inc, Comerica Securities, ING Financial Markets, Mitsubishi UFJ Securities USA, SMBC Nikko Securities America, UBS Securities LLC,

(2)	Names of Issuers: DENBURY RESOURCES INC 4.625%
(3)	Title of Securities: DNR 4.625%
(4)	Cusip: 24823UAH1
(5)	Date of First Offering: 1/22/13
(6)	Amount of Total Offering: 1,200,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Energy -
COMSTOCK RES			Exploration &
INC	9.5	6/15/2020	Production	7.427
			Energy -
COMSTOCK RES			Exploration &
INC	7.75	4/15/2018	Production	6.833
			Energy -
COMSTOCK RES			Exploration &
INC	8.375	10/15/2017	Production	5.393

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years

1

(10)	Trade Date: 1/22/13
(11)	Portfolio Assets on Trade Date: $704,356,778
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = 500,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,500,000 bonds @ $100= $3,500,000
(15)	% of Portfolio Assets Applied to Purchase
0.071%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Deutsche Bank Securities Inc,
Merrill Lynch Pierce Fenner &,

Co-Managers:
Capital One Southcoast Inc,
SMBC Nikko Capital Markets Ltd,

Citigroup Global Markets Inc,
JP Morgan Securities,
Wells Fargo Securities LLC

ABN AMRO Securities USA LLC,
Comerica Securities,
SunTrust Robinson Humphrey Inc

(2)	Names of Issuers: ATLAS PIPELINE LP/FIN CO 5.875%
(3)	Title of Securities: APL 5.875%
(4)	Cusip: 04939MAH2
(5)	Date of First Offering: 1/28/13
(6)	Amount of Total Offering: 650,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SABINE PASS LNG	6.5	11/1/2020	Gas Distribution	5.975
ACMP/ACMP FIN	5.875	4/15/2021	Gas Distribution	4.666
ACMP/ACMP FIN	6.125	7/15/2022	Gas Distribution	5.086

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/28/13
(11)	Portfolio Assets on Trade Date: $704,768,374
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0674%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Barclays Capital,
Wells Fargo Securities LLC

Co-Manager:
RB International Finance USA L,

Bank of America Merrill Lynch,
Goldman Sachs & Co,

Rabobank Nederland US,
RBC Capital Markets

(2)	Names of Issuers: CHIQUITA BRANDS INTL / L 7.875%
(3)	Title of Securities: CQB 7.875%
(4)	Cusip: 170031AA6
(5)	Date of First Offering: 1/29/13
(6)	Amount of Total Offering: 425,000,000
(7)	Unit Price of Offering: 99.274

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SMITHFIELD
FOODS	6.625	8/15/2022	Food – Wholesale	5.123
SHEARERS FOODS	9	11/1/2019	Food – Wholesale	7.212
MICHAEL FOODS
HO	8.5	7/15/2018	Food – Wholesale	7.814

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/29/13
(11)	Portfolio Assets on Trade Date: $703,733,452
(12)	Price Paid per Unit: 99.274
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $99.274 = 471,551.50

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99.274= $992,740
(15)	% of Portfolio Assets Applied to Purchase
0.067%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/29/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Citigroup Global Markets Inc,	Credit Suisse,
Deutsche Bank Securities Inc,	HSBC Securities,
Wells Fargo Securities LLC

Co- Manager:	Goldman Sachs & Co,
KKR Capital Markets LLC,	SunTrust Robinson Humphrey

(2)	Names of Issuers: FIRST DATA CORPORATION 11.25%
(3)	Title of Securities: FDC 11.25%
(4)	Cusip: 319963BF0
(5)	Date of First Offering: 1/30/13
(6)	Amount of Total Offering: 785,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Technology &
SEAGATE TECH			Electronics-
HDD	6.8	10/1/16	Computer Hardware	3.278
			Technology &
			Electronics -
NOKIA CORP	5.375	5/15/19	Electronics	6.202
			Technology &
			Electronics -
NOKIA CORP	6.625	5/15/39	Electronics	7.523

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 1/30/13
(11)	Portfolio Assets on Trade Date: $702,695,303
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100 = 550,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100= $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0783%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	1/30/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	Credit Suisse,
RBS Securities Corp,	Wells Fargo Securities LLC

(2)	Names of Issuers: NATIONSTAR MORT/CAP CORP 6.5%
(3)	Title of Securities: NSM 6.5%
(4)	Cusip: 63860UAJ9
(5)	Date of First Offering: 2/4/13
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
COMMUNITY			Cons/Comm/Lease
CHOICE	10.75	5/1/2019	Financing	12.252
			Cons/Comm/Lease
OXFORD FIN/COS	7.25	1/15/2018	Financing	6.354
			Cons/Comm/Lease
SPEEDY GRP HLDS	12	11/15/2017	Financing	11.241

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/4/13
(11)	Portfolio Assets on Trade Date: $701,012,437
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0678%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/4/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:

BNP Paribas,

Deutsche Bank Securities Inc, JP Morgan Securities, Scotia Capital Inc

Bank of America Merrill Lynch, Citigroup Global Markets Inc, HSBC Securities, RBS Securities Corp,

(2)	Names of Issuers: FLEXTRONICS INTL LTD 5%
(3)	Title of Securities: FLEX 5%
(4)	Cusip: 33938EAR8
(5)	Date of First Offering: 2/12/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GLOB GEN MERG	11	12/15/2020	Software/Services	8.959
CERIDIAN CORP	8.875	7/15/2019	Software/Services	4.132
INTERFACE SEC
SY	9.25	1/15/2018	Software/Services	8.508

(8)	Underwriting Spread or Commission: 1.0%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/12/13
(11)	Portfolio Assets on Trade Date: $702,955,717
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 800,000 bonds @ $100 = 800,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1138%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:

BNP Paribas,

Deutsche Bank Securities Inc, JP Morgan Securities, Scotia Capital Inc

Bank of America Merrill Lynch, Citigroup Global Markets Inc, HSBC Securities, RBS Securities Corp,

(2)	Names of Issuers: FLEXTRONICS INTL LTD 4.625%
(3)	Title of Securities: FLEX 4.625%
(4)	Cusip: 33938EAP2
(5)	Date of First Offering: 2/12/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GLOB GEN MERG	11	12/15/2020	Software/Services	8.959
CERIDIAN CORP	8.875	7/15/2019	Software/Services	4.132
INTERFACE SEC
SY	9.25	1/15/2018	Software/Services	8.508

(8)	Underwriting Spread or Commission: 0.875%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/12/13
(11)	Portfolio Assets on Trade Date: $702,955,717
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 800,000 bonds @ $100 = 800,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1138%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Goldman Sachs & Co,
Morgan Stanley,

Bank of America Merrill Lynch,
JP Morgan,
Wells Fargo Securities LLC

(2)	Names of Issuers: BURLINGTON HLDG LLC/FIN 9%
(3)	Title of Securities: BCFACT 9%
(4)	Cusip: 12168PAA5
(5)	Date of First Offering: 2/14/13
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 98

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NEW ACAD
CO/CORP	8	6/15/2018	Specialty Retail	5.467
CLAIRE'S STORES	9	3/15/2019	Specialty Retail	5.795
CDR DB SUB	7.75	10/15/2020	Specialty Retail	7.035

(8)	Underwriting Spread or Commission: 0.8%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/14/13
(11)	Portfolio Assets on Trade Date: $703,353,686
(12)	Price Paid per Unit: 98
(13)	Total Price Paid by Portfolio: 820,000 bonds @ $98 = 803,600
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $98 = $980,000
(15)	% of Portfolio Assets Applied to Purchase
0.1143%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	Wells Fargo Securities LLC

(2)	Names of Issuers: RSI HOME PRODUCTS INC 6.875%
(3)	Title of Securities: RSIHPI 6.875%
(4)	Cusip: 74977XAA9
(5)	Date of First Offering: 2/15/13
(6)	Amount of Total Offering: 525,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Household &
SERTA SIMMONS	8.125	10/1/2020	Leisure Products	7.399
			Household &
A-S CO-ISS SUB I	7.875	12/15/2020	Leisure Products	7.585
			Household &
HUB INTL LTD	8.125	10/15/2018	Leisure Products	6.844

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/15/13
(11)	Portfolio Assets on Trade Date: $703,549,239
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 475,000 bonds @ $100 = 475,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0675%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/15/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Citigroup Global Markets Inc,
PNC Capital Markets,

Co Manager:
RBS Securities Corp,
Credit Agricole Securities USA,
HSBC Securities,
Mizuho Securities USA Inc,
Stifel Nicolaus & Co Inc,

Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,
Scotia Capital USA Inc

JP Morgan,
USB Capital Resources Inc,
Fifth Third Bank,
Mitsubishi UFJ Securities USA,
SMBC Nikko Securities America,
Wells Fargo & Co

(2)	Names of Issuers: ASHLAND INC 3.875%
(3)	Title of Securities: ASH 3.875%
(4)	Cusip: 044209AJ3
(5)	Date of First Offering: 2/21/13
(6)	Amount of Total Offering: 700,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HEXION US/NOVA	8.875	2/1/2018	Chemicals	8.031
INEOS FINANCE
PL	7.5	5/1/2020	Chemicals	5.678
MOMENTIVE
PERFOR	10	10/15/2020	Chemicals	9.877

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/21/13
(11)	Portfolio Assets on Trade Date: $704,317,699
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 2,000,000 bonds @ $100 = 2,000,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.284%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America,
Citigroup Global Markets Inc,	Scotiabank,
PNC Capital Markets LLC,	Deutsche Bank Securities

Co Managers: RBS, Credit Agricole CIB, HSBC, Mizuho Securities, SunTrust Robinson Humphrey and	J.P. Morgan, US Bancorp, Fifth Third Securities, Inc., Mitsubishi UFJ Securities, SMBC Nikko, Wells Fargo Securities

(2)	Names of Issuers: ASHLAND INC 4.75%
(3)	Title of Securities: ASH 4.75%
(4)	Cusip: 044209AN4
(5)	Date of First Offering: 2/21/13
(6)	Amount of Total Offering: 650,000,000
(7)	Unit Price of Offering: 99.059

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
HEXION US/NOVA	8.875	2/1/2018	Chemicals	8.031
INEOS FINANCE
PL	7.5	5/1/2020	Chemicals	5.678
MOMENTIVE
PERFOR	10	10/15/2020	Chemicals	9.877

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/21/13
(11)	Portfolio Assets on Trade Date: $704,317,699
(12)	Price Paid per Unit: 99.059

1

(13)	Total Price Paid by Portfolio: 2,140,000 bonds @ $99.059 = 2,119,862.60
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $99.059= $2,971,770
(15)	% of Portfolio Assets Applied to Purchase
0.301%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Credit Suisse Securities USA L, Goldman Sachs & Co	Citigroup Global Markets Inc, Deutsche Bank Securities Inc,

Co Manager:	Morgan Stanley,
Wells Fargo Securities LLC

(2)	Names of Issuers: CLEAR CHANNEL COMMUNICAT 11.25%
(3)	Title of Securities: CCMO 11.25%
(4)	Cusip: 184502BM3
(5)	Date of First Offering: 2/21/13
(6)	Amount of Total Offering: 575,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GRAY TELE INC	7.5	10/1/2020	Media – Broadcast	6.361
CUMULUS MED
HLD	7.75	5/1/2019	Media – Broadcast	7.46
SPANISH
BROADCAS	12.5	4/15/2017	Media – Broadcast	9.443

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/21/13
(11)	Portfolio Assets on Trade Date: $704,317,699
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 4,000,000 bonds @ $100 = 4,000,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100= $4,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.5679%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Barclays Capital, JP Morgan,	Bank of America Merrill Lynch, Goldman Sachs & Co, Wells Fargo Securities LLC

(2)	Names of Issuers: ARAMARK CORP 5.75%
(3)	Title of Securities: RMK 5.75%
(4)	Cusip: 038521AL4
(5)	Date of First Offering: 2/22/13
(6)	Amount of Total Offering: 1,000,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
SITEL LLC	11	4/10/2012	Support-Services	8.983
AUDATEX NORTH
AM	6.75	6/15/2018	Support-Services	3.635
SERVICEMASTER
CO	7	8/15/2020	Support-Services	6.363

(8)	Underwriting Spread or Commission: 0.50%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/22/13
(11)	Portfolio Assets on Trade Date: $704,935,859
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,020,000 bonds @ $100 = 1,020,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100= $3,000,000
(15)	% of Portfolio Assets Applied to Purchase: 0.1447%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	JP Morgan Securities,
UBS Securities LLC,	Wells Fargo Securities LLC

Co Manager:	Fifth Third Securities Inc,
KeyBanc Capital Markets

(2)	Names of Issuers: CEDAR FAIR LP/CANADA'S W 5.25%
(3)	Title of Securities: FUN 5.25%
(4)	Cusip: 150191AD6
(5)	Date of First Offering: 2/28/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
ROYAL
CARIBBEAN	5.25	11/15/2022	Leisure	4.905
SEVEN SEAS
CRUIS	9.125	5/15/2019	Leisure	6.88
PALACE ENT
HLDG	8.875	4/15/2017	Leisure	6.775

(8)	Underwriting Spread or Commission: 1.6%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/28/13
(11)	Portfolio Assets on Trade Date: $707,100,895
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 280,000 bonds @ $100 = 280,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100= $500,000
(15)	% of Portfolio Assets Applied to Purchase
0.0396%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Merrill Lynch Pierce Fenner &, Wells Fargo & Co Co Manager: Comerica Securities, ING Financial Markets, Morgan Stanley & Co Inc, TD Securities USA LLC, Wedbush Securities	JP Morgan Securities, Mitsubishi UFJ Securities USA, Citigroup Global Markets Inc, Fifth Third Securities Inc, Loop Capital Markets LLC, PNC Capital Markets, US Bancorp Investments Inc,

(2)	Names of Issuers: RR DONNELLEY & SONS 7.875%
(3)	Title of Securities: RRD 7.875%
(4)	Cusip: 74978DAA2
(5)	Date of First Offering: 2/28/13
(6)	Amount of Total Offering: 450,000,000
(7)	Unit Price of Offering: 99.5

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Printing &
MCCLATCHY CO	9	12/15/2022	Publishing	7.777
			Printing &
DELUXE CORP	6	11/15/2020	Publishing	5.685
			Printing &
DELUXE CORP	7	3/15/2019	Publishing	4.718

(8)	Underwriting Spread or Commission: 1.46%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 2/28/13
(11)	Portfolio Assets on Trade Date: $707,100,895
(12)	Price Paid per Unit: 99.5

1

(13)	Total Price Paid by Portfolio: 720,000 bonds @ $99.5 = 716,400
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $99.5= $995,000
(15)	% of Portfolio Assets Applied to Purchase
0.101%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	2/28/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
HSBC Securities,	Wells Fargo & Co

Co Manager:	Morgan Stanley,
RBC Capital Markets,	US Bancorp,
Comerica Bank,	Mitsubishi UFJ Securities USA

(2)	Names of Issuers: COINSTAR INC 6%
(3)	Title of Securities: CSTR 6%
(4)	Cusip: 19259PAH5
(5)	Date of First Offering: 3/7/13
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
NEW ACAD
CO/CORP	8	6/15/2018	Specialty Retail	5.467
CLAIRE'S STORES	9	3/15/2019	Specialty Retail	5.795
CDR DB SUB	7.75	10/15/2020	Specialty Retail	7.035

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/7/13
(11)	Portfolio Assets on Trade Date: $709,361,468
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 490,000 bonds @ $100 = 490,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0691%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/7/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Credit Suisse Securities USA L, JP Morgan Securities, RBS Securities Inc, Wells Fargo Securities LLC	Barclays Capital, HSBC Securities, Merrill Lynch Pierce Fenner &, Scotia Capital USA Inc,

Co Manager:	Comerica Securities,
JMP Securities,	Mitsubishi UFJ Securities USA,
Raymond James & Associates Inc

(2)	Names of Issuers: CBRE SERVICES INC 5%
(3)	Title of Securities: CBG 5%
(4)	Cusip: 12505BAA8
(5)	Date of First Offering: 3/11/13
(6)	Amount of Total Offering: 800,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CRESCENT RES			RealEstate Dev &
LLC	10.25	8/15/2017	Mgt	7.308
KENNEDY-			RealEstate Dev &
WILSON	8.75	4/1/2019	Mgt	6.606
			RealEstate Dev &
REALOGY CORP	7.625	1/15/2020	Mgt	3.838

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/11/13
(11)	Portfolio Assets on Trade Date: $712,431,478
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 550,000 bonds @ $100 = 550,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0772%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/11/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	JP Morgan,
SunTrust Robinson Humphrey,	Wells Fargo & Co

Co Manager:	BNP Paribas,
Fifth Third Bank,	HSBC Securities,
Regions Bank, TD Securities

(2)	Names of Issuers: GEO GROUP INC 5.125%
(3)	Title of Securities: GEO 5.125%
(4)	Cusip: 36159RAF0
(5)	Date of First Offering: 3/12/13
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
EMDEON INC	11	12/31/2019	Support-Services	6.557
H&E EQUIPMENT	7	9/1/2022	Support-Services	5.11
IGLOO HOLDINGS	8.25	12/15/2017	Support-Services	7.225

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/12/13
(11)	Portfolio Assets on Trade Date: $713,067,209
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,225,000 bonds @ $100 = 2,225,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
8,000,000 bonds @ $100 = $8,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.312%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/12/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Barclays Capital,
DNB Markets,	JP Morgan Securities,
Wells Fargo Securities LLC

Co Manager: Comerica Securities, Iberia Capital Partners LLC, Simmons & Co	Capital One Southcoast Inc, Global Hunter Securities LLC, Scotia Capital Inc,

(2)	Names of Issuers: HORNBECK OFFSHORE SERV 5%
(3)	Title of Securities: HOS 5%
(4)	Cusip: 440543AP1
(5)	Date of First Offering: 3/14/13
(6)	Amount of Total Offering: 450,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Oil Field Equipment
DRILL RIGS HLDS	6.5	10/1/2017	& Services	5.983
			Oil Field Equipment
PACIFIC DRILLING	7.25	12/1/2017	& Services	5.368
			Oil Field Equipment
PRECISION DRILL	6.5	12/15/2021	& Services	5.334

(8)	Underwriting Spread or Commission: 1.44%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/14/13
(11)	Portfolio Assets on Trade Date: $714,309,125
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 3,810,000 bonds @ $100 = 3,810,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $100 = $15,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.5334%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/14/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Credit Suisse Securities USA L,
Morgan Stanley & Co Inc,

Co Manager:
Credit Agricole Securities USA,
DNB Nor Markets Inc,
Merrill Lynch Pierce Fenner &,
Mizuho Securities USA Inc,
Nomura Securities
RBS Securities Inc,
UBS Securities LLC,
Macquarie Capital USA Inc,
Santander Investment Securitie,
TD Securities USA LLC

Citigroup Global Markets Inc,
Goldman Sachs & Co,
Wells Fargo Securities LLC

Barclays Capital,
Deutsche Bank Securities Inc,
Jefferies Finance LLC,
Mitsubishi UFJ Securities USA,
Natixis/New York NY,
Internationa,
Scotia Capital USA Inc,
Comerica Securities,
PNC Capital Markets,
SMBC Nikko Capital Markets Ltd,

(2)	Names of Issuers: CHESAPEAKE ENERGY CORP 5.75%
(3)	Title of Securities: CHK 5.75%
(4)	Cusip: 165167CL9
(5)	Date of First Offering: 3/18/13
(6)	Amount of Total Offering: 1,100,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Energy -
			Exploration &
CONNACHER OIL	8.5	8/1/2019	Production	18.645
			Energy -
CONTINENTAL			Exploration &
RES	7.125	4/1/2021	Production	3.69
			Energy -
COMSTOCK RES			Exploration &
INC	9.5	6/15/2020	Production	7.177

(8) Underwriting Spread or Commission: 1%

1

(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/18/13
(11)	Portfolio Assets on Trade Date: $715,770,766
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 490,000 bonds @ $100 = 490,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0685%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/18/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Credit Suisse Securities USA L,
Morgan Stanley & Co Inc,

Co Manager:
Credit Agricole Securities USA,
DNB Nor Markets Inc,
Merrill Lynch Pierce Fenner &,
Mizuho Securities USA Inc,
Nomura Securities Internationa,
Scotia Capital USA Inc,
Comerica Securities,
PNC Capital Markets,
SMBC Nikko Capital Markets Ltd,

Citigroup Global Markets Inc,
Goldman Sachs & Co,
Wells Fargo Securities LLC

Barclays Capital,
Deutsche Bank Securities Inc,
Jefferies Finance LLC,
Mitsubishi UFJ Securities USA,
Natixis/New York NY,
RBS Securities Inc,
UBS Securities LLC,
Macquarie Capital USA Inc,
Santander Investment Securitie,
TD Securities USA LLC

(2)	Names of Issuers: CHESAPEAKE ENERGY CORP 3.25%
(3)	Title of Securities: CHK 3.25%
(4)	Cusip: 165167CJ4
(5)	Date of First Offering: 3/18/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Energy -
			Exploration &
CONNACHER OIL	8.5	8/1/2019	Production	18.645
			Energy -
CONTINENTAL			Exploration &
RES	7.125	4/1/2021	Production	3.69
			Energy -
COMSTOCK RES			Exploration &
INC	9.5	6/15/2020	Production	7.177

(8) Underwriting Spread or Commission: 1%

1

(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/18/13
(11)	Portfolio Assets on Trade Date: $715,770,766
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 490 bonds @ $100 = 490,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0685%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/18/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
BMO Capital Markets Corp,
US Bancorp Investments Inc,

Barclays Capital,
JP Morgan Securities,
Wells Fargo Securities LLC

(2)	Names of Issuers: WATCO COS LLC/FINANCE CO 6.375%
(3)	Title of Securities: WATCOS 6.375%
(4)	Cusip: 941130AA4
(5)	Date of First Offering: 3/19/13
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
FLORIDA EAST RR	8.125	2/1/2017	Services - Railroads	3.674
FLORIDA EAST
COA	10.5	8/1/2017	Services - Railroads	9.857
			Services - Support-
HORIZON LINES	11	10/15/2016	Services	8.916

(8)	Underwriting Spread or Commission: 1.3125%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/19/13
(11)	Portfolio Assets on Trade Date: $715,655,739
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 310,000 bonds @ $100 = 310,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0433%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/19/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan,	PNC Capital Markets,
SunTrust Robinson Humphrey,	Wells Fargo & Co

Co Manager: Avondale Partners LLC, BB&T Capital Markets, HSBC Securities, RBS Securities Corp	US Bancorp, Barclays Capital, Fifth Third Bank, Macquarie Bank Equities (USA),

(2)	Names of Issuers: CORRECTIONS CORP OF AMER 4.125%
(3)	Title of Securities: CXW 4.125%
(4)	Cusip: 22025YAL4
(5)	Date of First Offering: 3/21/13
(6)	Amount of Total Offering: 325,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
EMDEON INC	11	12/31/2019	Support-Services	6.557
H&E EQUIPMENT	7	9/1/2022	Support-Services	5.11
IGLOO HOLDINGS	8.25	12/15/2017	Support-Services	7.225

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/21/13
(11)	Portfolio Assets on Trade Date: $717,017,604
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,715,000 bonds @ $100 = $2,715,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.3787%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan,	PNC Capital Markets,
SunTrust Robinson Humphrey,	Wells Fargo & Co

Co Manager: Avondale Partners LLC, BB&T Capital Markets, HSBC Securities, RBS Securities Corp	US Bancorp, Barclays Capital, Fifth Third Bank, Macquarie Bank Equities (USA),

(2)	Names of Issuers: CORRECTIONS CORP OF AMER 4.625%
(3)	Title of Securities: CXW 4.625%
(4)	Cusip: 22025YAN0
(5)	Date of First Offering: 3/21/13
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
EMDEON INC	11	12/31/2019	Support-Services	6.557
H&E EQUIPMENT	7	9/1/2022	Support-Services	5.11
IGLOO HOLDINGS	8.25	12/15/2017	Support-Services	7.225

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/21/13
(11)	Portfolio Assets on Trade Date: $717,017,604
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,715,000 bonds @ $100 = $2,715,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.3787%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/21/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Credit Agricole Securities USA,
RBC Capital Markets,

Co Manager:
Citigroup Global Markets Inc,
Bank of Tokyo-Mitsubishi UFJ L,
Goldman Sachs & Co,
PNC Capital Markets,
Regions Capital Markets,
SMBC Nikko Capital Markets Ltd

Wells Fargo Securities LLC,
JP Morgan Securities,
RBS Securities Inc,

Barclays Capital,
Merrill Lynch Pierce Fenner &,
BB&T Capital Markets,
Mitsubishi UFJ Securities USA,
Raymond James & Associates Inc,
Scotia Capital USA Inc,

(2)	Names of Issuers: EXTERRAN PARTNERS/EXLP 6%
(3)	Title of Securities: EXLP 6%
(4)	Cusip: 30227CAA5
(5)	Date of First Offering: 3/22/13
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 98.439

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Oil Field Equipment
DRILL RIGS HLDS	6.5	10/1/2017	& Services	5.983
			Oil Field Equipment
PACIFIC DRILLING	7.25	12/1/2017	& Services	5.368
			Oil Field Equipment
PRECISION DRILL	6.5	12/15/2021	& Services	5.334

(8)	Underwriting Spread or Commission: 1.92%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/22/13
(11)	Portfolio Assets on Trade Date: $717,170,198

1

(12)	Price Paid per Unit: 98.439
(13)	Total Price Paid by Portfolio: 800,000 bonds @ $98.439 = 795,512
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $98.439 = $2,983,170
(15)	% of Portfolio Assets Applied to Purchase
0.1109%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Citigroup Global Markets Inc, Wells Fargo & Co Co Manager: BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities USA, Rabobank Nederland US, Sumitomo Mitsui Banking Corp/N,	Barclays Capital, JP Morgan, BB Securities, Credit Suisse, Itau BBA USA Securities Inc, PNC Capital Markets, RBC Capital Markets, UBS Securities LLC

(2)	Names of Issuers: HAWK ACQUISITION SUB INC 4.25%
(3)	Title of Securities: HNZ 4.25%
(4)	Cusip: 420088AA4
(5)	Date of First Offering: 3/22/13
(6)	Amount of Total Offering: 3,100,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
			Consumer Non-
SMITHFIELD			Cyclical - Food -
FOODS	6.625	8/15/2022	Wholesale	4.948
			Consumer Non-
			Cyclical Consumer-
SCOTTS MIRACLE	7.25	1/15/2018	Products	3.446
			Consumer Non-
CENTRAL			Cyclical Consumer-
GARDEN	8.25	3/1/2018	Products	7.154

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/22/13

1

(11)	Portfolio Assets on Trade Date: $717,170,198
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,655,000 bonds @ $100 = 2,655,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $100 = $10,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.3702%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/22/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Citigroup Global Markets Inc,
Deutsche Bank Securities Inc,
HSBC Securities,

Bank of America Merrill Lynch,
Credit Suisse,
Goldman Sachs & Co,
Wells Fargo Securities LLC

(2)	Names of Issuers: FIRST DATA CORPORATION 10.625%
(3)	Title of Securities: FDC 10.625%
(4)	Cusip: 319963BH6
(5)	Date of First Offering: 3/26/13
(6)	Amount of Total Offering: 815,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
GLOB GEN MERG	11	12/15/2020	Software/Services	8.959
CERIDIAN CORP	8.875	7/15/2019	Software/Services	4.132
INTERFACE SEC
SY	9.25	1/15/2018	Software/Services	8.508

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/26/13
(11)	Portfolio Assets on Trade Date: $717,530,927
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,525,000 bonds @ $100 = 1,525,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.2125%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/26/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Credit Agricole Corp and Inv B,
JP Morgan Securities,
Wells Fargo Securities LLC

Co Manager:
Raymond James & Associates Inc,
Sumitomo Mitsui Banking Corp/N,

Bank of America Merrill Lynch,
Deutsche Bank Securities Inc,
US Bancorp Investments Inc,

Capital One Bank,
Scotia Capital Inc,
TD Securities

(2)	Names of Issuers: RHP HOTEL PPTY/RHP FINAN 5%
(3)	Title of Securities: RHP 5%
(4)	Cusip: 749571AA3
(5)	Date of First Offering: 3/27/13
(6)	Amount of Total Offering: 350,000,000
(7)	Unit Price of Offering: 100

Comparable Securities
	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst
CRESCENT RES			RealEstate Dev &
LLC	10.25	8/15/2017	Mgt	7.308
KENNEDY-			RealEstate Dev &
WILSON	8.75	4/1/2019	Mgt	6.606
			RealEstate Dev &
REALOGY CORP	7.625	1/15/2020	Mgt	3.838

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 3/27/13
(11)	Portfolio Assets on Trade Date: $717,143,158
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 320,000 bonds @ $100 = 320,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000
(15)	% of Portfolio Assets Applied to Purchase
0.0446%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	3/27/2013
Name of Investment Adviser Firm
By:

Name: Mai S. Shiver
Title: Director of Business Risk/CCO

2

John Hancock Trust and Funds II
Real Estate Securities Trust
Global Real Estate Securities Fund II
Real Estate Securities Fund II

Managed by Deutsche Asset & Wealth Management
For the Period April 01, 2013 to June 28, 2013

					Execution	Closing
Fund(s)	Security	Shares/Par	Date	Buy/ Sell	Price*	Price	Cross Fee**	Net Proceeds	Reasons	Counter Party

None to report

*The price of the trade is the last sale price at the time the transaction was executed. For trades executed intra-day, there may be a difference between execution price and closing price.

**A cross fee is the customary transfer fee paid (permitted by Rule 17a-7) to facilitate the transfer of securities between two funds with different custodians. Cross fees are not paid when the transfers are executed between funds with the same custodian. This fee is [ ] per share.

							17e-1 Transactions
				Execution	Closing	Commissi	Commissions Basis Points or
Fund(s)	Security	Shares/Par	Date	Price	Price	ons Paid	Per Share	Broker	Agency Trade

None to report

							10f-3 Transactions

										Security		of
Fund(s)	Trade Date	Settlement Date	Security Name	Deal Type	Shares	Price	Size of Offering	All Underwriting Members	Affiliated Underwriter	Purchased from	Spread	Assets on

								Morgan Stanley, Goldman, Sachs & Co., J.P. Morgan, Wells Fargo, Citigroup, credit Suisse,
								Scotiabank, BofA Merrilly Lynch, Deutsche Bank Securities, HSBC, RBC Capital Markets
								RBS, Mitsubishi UFJ Securities, ING, The williams Capital Group, L.P., SMBC Nikko, PNC
JHF2GLB	4/24/2013	4/30/2013 Prologis		Secondary	50,714	$41.60	31,000,000 + 15% grenshoe	Capital Markets LLC, Pipper Jaffray	Deutsche Bank Securities	J.P. Morgan	1.5435	0.76%
JHF2	4/24/2013	4/30/2013 Prologis		Secondary	110,010	$41.60	" "	" "		" "		0.76%
JHVIT	4/24/2013	4/30/2013 Prologis		Secondary	78,791	$41.60	" "	" "		" "		0.76%
								UBS Investment Bank, Deutsche Bank Securities, Wells Fargo, Barclays, Citigroup, J.P.
								Morgan RBC Capital Markets, BofA Merill Lynch, Credit Agricole, KeyBanc capital Markets,
								Morgan Stanley, PNC Capital Markets LLC, Raymond James, Stifel, BB&T Capital Markets,
								BNY Mellon Capital Mrkts, Comerica, Credit Suisse, The Huntington Investment Company,
JHF2GLB	5/9/2013	5/14/2013 Health Care REIT		Secondary	22,135	$73.50	20,000,000 + 15% greenshoe	RBS, SMBC Nikko, SunTrust Robinson Humphrey	Deutsche Bank Securities	UBS Investment Ba	0.7488	0.76%
JHF2	5/9/2013	5/14/2013 Health Care REIT		Secondary	64,703	$73.50	" "	" "				0.58%
JHVIT	5/9/2013	5/14/2013 Health Care REIT		Secondary	45,889	$73.50	" "	" "				0.76%

Limited Access

Past performance is no guarantee of future results. Performance information reflects data as of the date indicated. Performance is stated as gross of fees unless otherwise indicated. Risks associated with a portfolio can change significantly over short periods of time. Please refer to your account statement for final returns.

References to securities should not be considered a recommendation to purchase or sell a particular security and there is no assurance, as of the date of publication, that the securities purchased remain in a portfolio or that securities sold have not been repurchased. Additionally, it is noted that the securities referenced do not represent all of the securities purchased, sold, or recommended during the period referenced, and there is no guarantee as to the future profitability of any of the securities identified and discussed herein. Deutsche Bank AG or its affiliates or persons associated with them may maintain a long or short position in securities referred to herein, or in related futures or options; purchase or sell, make a market in, or engage in any other transaction involving such securities, and earn brokerage or other compensation in respect of the foregoing.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries. Clients will be provided Deutsche Asset & Wealth Management products or services by one or more legal entities that will be identified to clients pursuant to the contracts, agreements, offering materials or other documentation relevant to such products or services.

SEC Rule 206(4)-2: Custody of Funds: We encourage you to compare this statement with the statement from the custodian for your account.

14

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNY Capital Markets	Morgan Stanley
	Citigroup Global Markets	SunTrust Robinson Humphrey

Co-Managers
	BB&T Capital Markets	Scotia Capital Inc.
	PNC Capital Markets	TD Securities
	RBS Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Properties
(3)	Title of Securities: BXP 3.125 09/01/23
(4)	Date of First Offering: 04/02/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.379

Comparable Securities

1)	Simon Property Group, C#828807CN5
2)	Health Care REIT Inc., C#42217KBA3
3)	AvalonBay Communities, C#05348EAQ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 43 years
(9)	Trade Date: 04/02/13
(10)	Portfolio Assets on Trade Date: $690,375,530
(11)	Price Paid per Unit: $99.379
(12)	Total Price Paid by Portfolio:
785,000 bonds @ $99.379 = $780,125.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,500,000 bonds @ $99.379 = $23,354,065.00
(14)	% of Portfolio Assets Applied to Purchase
0.113%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
43 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Goldman Sachs & Co. J.P. Morgan Securities Co-Managers	Citigroup Global Markets Deutsche Bank Securities Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance
(3)	Title of Securities: COV 4.75 04/15/23
(4)	Date of First Offering: 04/08/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.684

Comparable Securities

1)	Thermo Fisher Scientific, C#883556BC5
2)	Baxter International, C#071813BF5
3)	Covidien International Finance, C#22303QAN0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).
(8)	Years of Issuer’s Operations: 146 years
(9)	Trade Date: 04/08/13
(10)	Portfolio Assets on Trade Date: $694,739,852.00
(11)	Price Paid per Unit: $99.684
(12)	Total Price Paid by Portfolio:
255,000 bonds @ $99.684 = $254,194.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.684 = $11,962,080
(14)	% of Portfolio Assets Applied to Purchase
0.037%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
146 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Goldman Sachs & Co. J.P. Morgan Securities Co-Managers	Citigroup Global Markets Deutsche Bank Securities Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance
(3)	Title of Securities: COV 3.5 04/15/18 144A
(4)	Date of First Offering: 04/08/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.981

Comparable Securities

1)	Thermo Fisher Scientific, C#883556BB7
2)	Cardinal Health, C#14149YAU2
3)	GlaxoSmithKline Capital, C#377373AC9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.90%).
(8)	Years of Issuer’s Operations: 146 years
(9)	Trade Date: 04/08/13
(10)	Portfolio Assets on Trade Date: $694,739,852.00
(11)	Price Paid per Unit: $99.981
(12)	Total Price Paid by Portfolio:
200,000 bonds @ $99.981 = $199,962.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.981 = $6,998,670.00
(14)	% of Portfolio Assets Applied to Purchase
0.029%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
146 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Wells Fargo Securities	J.P. Morgan

Co-Managers SMBC Nikko Capital Markets SunTrust Robinson Humphrey TD Securities US Bancorp	Fifth Third Securities KeyBanc Capital Markets Mitsubishi UFJ Securities Mizuho Securities PNC Capital Markets

(2)	Names of Issuers: Reliance Steel & Aluminum Company
(3)	Title of Securities: RS 4.5 04/15/23
(4)	Date of First Offering: 04/09/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.585

Comparable Securities

1)	Goldcorp, C#380956AD4
2)	Carpenter Technology, C#144285AK9
3)	Teck Resources, C#878742AY1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 74 years
(9)	Trade Date: 04/09/13
(10)	Portfolio Assets on Trade Date: $694,578,254
(11)	Price Paid per Unit: $99.585
(12)	Total Price Paid by Portfolio:
195,000 bonds @ $99.585 = $194,190.75
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.585 = $4,979,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.028%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
74 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Credit Suisse

Co-Managers The Williams Capital Group UBS Securities U.S. Bancorp Investments Wells Fargo Securities	Barclays Capital BNY Mellon Capital Markets Citigroup Global Markets Deutsch Bank Securities

(2)	Names of Issuers: Hartford Financial Services Group
(3)	Title of Securities: HIG 4.3 04/15/43
(4)	Date of First Offering: 04/15/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.2

Comparable Securities

1)	MetLife, C#59156RBD9
2)	Prudential Financial, C#744320AN2
3)	Health Care REIT, C#42217KBB1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 203 years
(9)	Trade Date: 04/15/13
(10)	Portfolio Assets on Trade Date: $695,497,921
(11)	Price Paid per Unit: $99.2
(12)	Total Price Paid by Portfolio:
395,000 bonds @ $99.2 = $391,840.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.2 = $9,920,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.056%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
203 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Co-Manager(s) Fifth Third Securities SunTrust Robinson Humphrey Drexel Hamilton	J.P. Morgan Capital One Southcoast KeyBanc Capital Markets Wells Fargo Securities The Williams Capital Group

(2)	Names of Issuers: JPMorgan Chase & Company
(3)	Title of Securities: JPM 3.375 05/01/23, C#46625HJJ0
(4)	Date of First Offering: 04/24/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.462

Comparable Securities
1) JPM 3.2 01/25/23, C#46625HJH4
2) MS 3.75 02/25/23, C#61746BDJ2
3) GS 3.625 01/22/23, C#38141GRD8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 13
(9)	Trade Date: 04/24/13
(10)	Portfolio Assets on Trade Date: $699,851,909
(11)	Price Paid per Unit: $99.462
(12)	Total Price Paid by Portfolio:
590,000 bonds @ $99.462 = $586,825.80
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.462 = $16,908,540.00
(14)	% of Portfolio Assets Applied to Purchase: 0.084%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
13 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP Paribas
RBS	BofA Merrill Lynch
Wells Fargo Securities

Co-Manager(s)	BNY Mellon Capital Markets
MFR Securities	CastleOak Securities
Toussaint Capital Partners

(2)	Names of Issuers: International Business Machines Corporation
(3)	Title of Securities: IBM 1.625 05/15/20
(4)	Date of First Offering: 05/02/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.249

Comparable Securities
1) Microsoft, C#594918AQ7
2) Texas Instruments, C#882508AU8
3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).
(8)	Years of Issuer’s Operations: 102
(9)	Trade Date: 05/02/13
(10)	Portfolio Assets on Trade Date: $704,331,245
(11)	Price Paid per Unit: $99.249
(12)	Total Price Paid by Portfolio:
1,185,000 bonds @ $99.249 = $1,176,100.65
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.249 = $29,774,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.167%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
102 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.

BofA Merrill Lynch
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 4.3 05/15/43
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.183

Comparable Securities 1) MetLife, C#59156RBD9

2) Georgia Power Company, C#373334KA8 3) Home Depot, C#437076BA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 174
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $703,955,664
(11)	Price Paid per Unit: $99.183
(12)	Total Price Paid by Portfolio:
280,000 bonds @ $99.183 = $277,712.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.183 = $6,942,810.00
(14)	% of Portfolio Assets Applied to Purchase
0.039%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.

BofA Merrill Lynch
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 1.3 05/15/18
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.942

Comparable Securities

1) JPMorgan Chase & Co., C#46625HJG6 2) Goldman Sachs Group, C#38141GRC0 3) Metlife, Inc., C#59156RBE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).
(8)	Years of Issuer’s Operations: 174
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $703,955,664
(11)	Price Paid per Unit: $99.942
(12)	Total Price Paid by Portfolio:
995,000 bonds @ $99.942 = $994,422.90
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.942 = $24,985,500.00
(14)	% of Portfolio Assets Applied to Purchase
0.141%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co- Managers	Mitsubishi UFJ Securities
Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.
(3)	Title of Securities: EAT 2.6 05/15/18
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.93

Comparable Securities

1) Carnival Corporation, C#143658AY8 2) Newell Rubbermaid, C#651229AN6 3) Tech Data Corporation, C#878237AF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).
(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $703,955,664
(11)	Price Paid per Unit: $99.93
(12)	Total Price Paid by Portfolio:
300,000 bonds @ $99.93 = $299,790.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.93 = $8,993,700
(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
22 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co- Managers	Mitsubishi UFJ Securities
Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.
(3)	Title of Securities: EAT 3.875 05/15/23
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.901

Comparable Securities 1) Amazon, C#023135AJ5

2) Ford Motor Credit Co, C#345397WF6 3) Newell Rubbermaid, C#651229AM8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).
(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $703,955,664
(11)	Price Paid per Unit: $99.901
(12)	Total Price Paid by Portfolio:
300,000 bonds @ $99.901 = $299,703.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.901 = $9,990,100
(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
22 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books BofA Merill Lynch J.P. Morgan Co- Managers RBS US Bancorp Comerica Securities	Morgan Stanley Wells Fargo Securities HSBC Fifth Third Securities, Inc. Hapoalim Securities PNC Capital Markets LLC

(2)	Names of Issuers: Perrigo Company
(3)	Title of Securities: PRGO 2.95 05/15/23
(4)	Date of First Offering: 05/09/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.485

Comparable Securities

1) GlaxoSmithKline Capital Inc., C#377372AH0 2) Teva Pharamaceutical Finance Co., C#88165FAG7 3) Merck & Co., C3589331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 126 years
(9)	Trade Date: 05/09/13
(10)	Portfolio Assets on Trade Date: $703,089,851
(11)	Price Paid per Unit: $99.485
(12)	Total Price Paid by Portfolio:
800,000 bonds @ $99.485 = $795,880.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.485 = $29,845,500
(14)	% of Portfolio Assets Applied to Purchase
0.113%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
126 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Morgan Stanley
Mitsubishi UFJ Securities

Co- Managers	SunTrust Robinson Humphrey
US Bancorp	BB&T Capital Markets
Fifth Third Securities, Inc.	RBS

(2)	Names of Issuers: AGL Capital Corporation
(3)	Title of Securities: GAS 4.4 06/01/43
(4)	Date of First Offering: 05/13/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.618

Comparable Securities

1) Georgia Power Company, C#37334KA8 2) Potomac Electric Power, C#737679DE7 3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 157 years
(9)	Trade Date: 05/13/13
(10)	Portfolio Assets on Trade Date: $700,500,382
(11)	Price Paid per Unit: $99.618
(12)	Total Price Paid by Portfolio:
1,000,000 bonds @ $99.618 = $996,180.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.618 = $24,904,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.142%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
157 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books RBS UBS Investment Bank Wells Fargo Securities Co- Managers MFR Securities, Inc. Mischler Financial Group, Inc. Ramirez & Co., Inc. The Williams Capital Group, L.P.	Barclays Deutsche Bank Securities Goldman, Sachs & Co. PNC Capital Markets LLC Fifth Third Securities, Inc. KeyBanc Capital Markets Loop Capital Markets

(2)	Names of Issuers: Consumers Energy Company
(3)	Title of Securities: CMS 3.95 05/15/43
(4)	Date of First Offering: 05/13/13
(5)	Amount of Total Offering: $425,000,000
(6)	Unit Price of Offering: $99.843

Comparable Securities

1) Georgia Power, C#373334KA8 2) Potomac Electric Power, C#737679DE7 3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 127 years
(9)	Trade Date: 05/13/13
(10)	Portfolio Assets on Trade Date: $700,500,382
(11)	Price Paid per Unit: $99.843
(12)	Total Price Paid by Portfolio:
600,000 bonds @ $99.843 = $599,058.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.843 = $14,976,450.00
(14)	% of Portfolio Assets Applied to Purchase
0.086%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
127 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	J.P Morgan Securities
RBC Capital Markets

Co-Managers	BofA Merrill Lynch
Fifth Third Securities	Royal Bank of Scotland

SunTrust Robinson Humphrey Capital Markets Wells Fargo Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust
(3)	Title of Securities: WFNMT 2013-B A, C#981464DX5
(4)	Date of First Offering: 05/14/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.99916

Comparable Securities

1)	Discover Card Master Trust I, C#254683BB0
2)	American Express Credit Account Master Trust, C#02587AAE4
3)	Chase Issuance Trust, C#161571FU3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 17 years
(9)	Trade Date: 05/14/13
(10)	Portfolio Assets on Trade Date: $699,745,542.00
(11)	Price Paid per Unit: $99.99916
(12)	Total Price Paid by Portfolio:
1,803,000 bonds @ $99.99916 = $1,802,984.85
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.99916 = $44,999,622

1

(14)	% of Portfolio Assets Applied to Purchase
0.258%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
17 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/14/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities Morgan Stanley

Co- Managers

SG Americas Securities

SMBC Nikko Capital Markets Standard Chartered Bank U.S. Bancorp Wells Fargo Securities Drexel Hamilton The Williams Group

BNP PARIB J.P. Morgan BofA Merrill Lynch Citigroup Credit Suisse Securities Goldman, Sachs & Co. HSBC Securities RBS Securities UBS Securities Santander

(2)	Names of Issuers: Merck & Company, Inc.
(3)	Title of Securities: MRK 2.8 05/18/23
(4)	Date of First Offering: 05/15/13
(5)	Amount of Total Offering: $1,750,000,000
(6)	Unit Price of Offering: $99.913

Comparable Securities

1) GlaxoSmithKline Capital Inc., C#377372AH0 2) Teva Pharmaceutical Finance Co., C#88165FAG7 3) Novartis 2.4 9/21/22, C#66989HAE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 05/15/13
(10)	Portfolio Assets on Trade Date: $699,944,732
(11)	Price Paid per Unit: $99.913
(12)	Total Price Paid by Portfolio: 1,650,000 bonds @ $99.913 = $1,648,564.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.913 = $39,965,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.236%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
96 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities Morgan Stanley

Co- Managers

SG Americas Securities

SMBC Nikko Capital Markets Standard Chartered Bank U.S. Bancorp Wells Fargo Securities Drexel Hamilton The Williams Group

BNP PARIB J.P. Morgan BofA Merrill Lynch Citigroup Credit Suisse Securities Goldman, Sachs & Co. HSBC Securities RBS Securities UBS Securities Santander

(2)	Names of Issuers: Merck & Company, Inc.
(3)	Title of Securities: MRK 1.3 05/18/18
(4)	Date of First Offering: 05/15/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.769

Comparable Securities 1) Sanofi, C#801060AB0

2) Thermo Fisher Scientific, C#883556BB7 3) Cardinal Health, C#14149YAU2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 05/15/13
(10)	Portfolio Assets on Trade Date: $699,944,732
(11)	Price Paid per Unit: $99.769
(12)	Total Price Paid by Portfolio: 1,735,000 bonds @ $99.769 = $1,730,992.15

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.769 = $46,891,430
(14)	% of Portfolio Assets Applied to Purchase
0.247%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
96 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities Morgan Stanley

Co- Managers

SG Americas Securities

SMBC Nikko Capital Markets Standard Chartered Bank U.S. Bancorp Wells Fargo Securities Drexel Hamilton The Williams Group

BNP PARIB J.P. Morgan BofA Merrill Lynch Citigroup Credit Suisse Securities Goldman, Sachs & Co. HSBC Securities RBS Securities UBS Securities Santander

(2)	Names of Issuers: Merck & Company, Inc.
(3)	Title of Securities: MRK 4.15 05/18/43
(4)	Date of First Offering: 05/15/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.694

Comparable Securities

1) GlaxoSmithKline Capital, C#377372AJ6 2) Novartis Capital, C#66989HAF5 3) Astrazeneca, C#046353AG3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 05/15/13
(10)	Portfolio Assets on Trade Date: $699,944,732
(11)	Price Paid per Unit: $99.694
(12)	Total Price Paid by Portfolio: 620,000 bonds @ $99.694 = $618,102.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.694 = $14,954,100.00
(14)	% of Portfolio Assets Applied to Purchase
0.088%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
96 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
Wells Fargo Securities

Co- Managers Suntrust Robinson Humphrey US Bancorp	J.P. Morgan RBC Capital Markets RBS

(2)	Names of Issuers: DCP Midstream LLC
(3)	Title of Securities: DCP 5.85 05/21/43 144A, C#23311RAH9
(4)	Date of First Offering: 05/16/13
(5)	Amount of Total Offering: $550,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) Kinder Morgan Energy Partners, C#494550BP0 2) Sunoco Logistics Partners Operations, C#86765BAM1 3) El Paso Pipeline Partners Operating Co., C28370TAF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).
(8)	Years of Issuer’s Operations: 84 years
(9)	Trade Date: 05/16/13
(10)	Portfolio Assets on Trade Date: $702,538,152
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
520,000 bonds @ $100 = $520,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $100 = $14,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.074%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
84 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley RBS Wells Fargo Securities UBS Investment Bank Co- Managers Credit Agricole CIB Lloyds Securities PNC Capital Markets SunTrust Robinson Humphrey US Bancorp	BofA Merrill Lynch Barclays Credit Suisse J.P. Morgan KeyBanc Capital Markets RBC Capital Markets Soctiabank BNY Mellon Capital Markets CIBC

(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 1.9 06/01/18
(4)	Date of First Offering: 05/21/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.9

Comparable Securities

1) FirstEnergy Corporation, C#337932AE7

2) Virginia Electric & Power Company, C#927804FM1 3) American Electric Power, C#025537AF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 93 years
(9)	Trade Date: 05/21/13
(10)	Portfolio Assets on Trade Date: $702,453,641.00
(11)	Price Paid per Unit: $99.9
(12)	Total Price Paid by Portfolio: 320,000 bonds @ $99.9 = $319,680.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.9 = $13,986,000
(14)	% of Portfolio Assets Applied to Purchase
0.046%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
93 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley RBS Wells Fargo Securities UBS Investment Bank Co- Managers Credit Agricole CIB Lloyds Securities PNC Capital Markets SunTrust Robinson Humphrey US Bancorp	BofA Merrill Lynch Barclays Credit Suisse J.P. Morgan KeyBanc Capital Markets RBC Capital Markets Soctiabank BNY Mellon Capital Markets CIBC

(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 3.4 06/01/23
(4)	Date of First Offering: 05/21/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.705

Comparable Securities

1) Indiana Michigan Power, C#454889AP1 2) Virginia Electric & Power Co., C#927804FN9 3) FirstEnergy, C#337932AF4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 93 years
(9)	Trade Date: 05/21/13
(10)	Portfolio Assets on Trade Date: $702,453,641.00
(11)	Price Paid per Unit: $99.705
(12)	Total Price Paid by Portfolio: 805,000 bonds @ $99.705 = $802,625.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.705 = $19,941,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.114%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
93 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley RBS Wells Fargo Securities UBS Investment Bank Co- Managers Credit Agricole CIB Lloyds Securities PNC Capital Markets SunTrust Robinson Humphrey US Bancorp	BofA Merrill Lynch Barclays Credit Suisse J.P. Morgan KeyBanc Capital Markets RBC Capital Markets Soctiabank BNY Mellon Capital Markets CIBC

(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 4.7 06/01/43
(4)	Date of First Offering: 05/21/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.648

Comparable Securities

1) Georgia Power, C#373334KA8 2) Duke Energy Progress, C#144141DD7 3) Southern Cal Edison, C#842400FW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 93 years
(9)	Trade Date: 05/21/13
(10)	Portfolio Assets on Trade Date: $702,453,641.00
(11)	Price Paid per Unit: $99.648
(12)	Total Price Paid by Portfolio: 605,000 bonds @ $99.648 = $602,870.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.648 = $14,947,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.086%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
93 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan RBS

Wells Fargo Securities

Co- Managers

Lloyds Securities Inc. Morgan Stanley & Co. Scotia Capital (USA) Inc. BNY Mellon Capital Markets Danske Markets PNC Capital Markets SMBC Nikko Capital Markets UniCredit Capital Markets

Drexel Hamilton Mischler Financial Group

Citigroup

Deutsche Bank Securities Goldman, Sachs & Co.

BNP Paribas

BofA Merrill Lynch Credit Suisse Mitsubishi UFJ Securities Mizuho Securities The Williams Capital Group US Bancorp Investments ANZ Securities Banca IMI

Barclays Capital

(2)	Names of Issuers: Northrop Grumman Corporation
(3)	Title of Securities: NOC 3.25 08/01/23, C#666807BG6
(4)	Date of First Offering: 05/28/13
(5)	Amount of Total Offering: $1,050,000,000
(6)	Unit Price of Offering: $99.462

Comparable Securities
1) United Technologies, C#913017BV0
2) General Electric, C#369604BD4
3) Caterpillar Financial, C#14912L5Q0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 19 years
(9)	Trade Date: 05/28/13
(10)	Portfolio Assets on Trade Date: $696,697,551

1

(11)	Price Paid per Unit: $99.462
(12)	Total Price Paid by Portfolio:
2,460,000 bonds @ $99.462 = $2,446,765.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.462 = $59,677,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.351%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
19 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan RBS

Wells Fargo Securities

Co- Managers

Lloyds Securities Inc. Morgan Stanley & Co. Scotia Capital (USA) Inc. BNY Mellon Capital Markets Danske Markets PNC Capital Markets SMBC Nikko Capital Markets UniCredit Capital Markets

Drexel Hamilton Mischler Financial Group

Citigroup

Deutsche Bank Securities Goldman, Sachs & Co.

BNP Paribas

BofA Merrill Lynch Credit Suisse Mitsubishi UFJ Securities Mizuho Securities The Williams Capital Group US Bancorp Investments ANZ Securities Banca IMI

Barclays Capital

(2)	Names of Issuers: Northrop Grumman Corporation
(3)	Title of Securities: NOC 4.75 06/01/43, C#666807BH4
(4)	Date of First Offering: 05/28/13
(5)	Amount of Total Offering: $950,000,000
(6)	Unit Price of Offering: $99.904

Comparable Securities
1) United Technologies, C#913017BT5
2) General Electric Co., C#369604BF9
3) CSX Corporation, C#126408GY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 19 years
(9)	Trade Date: 05/28/13
(10)	Portfolio Assets on Trade Date: $696,697,551

1

(11)	Price Paid per Unit: $99.904
(12)	Total Price Paid by Portfolio:
1,435,000 bonds @ $99.904 = $1,433,622.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.904 = $34,966,400.00
(14)	% of Portfolio Assets Applied to Purchase
0.206%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
19 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Barclays
Wells Fargo Securities

Co- Managers	Mitsubishi UFJ Securities
SunTrust Robinson Humphrey	Mizuho Securities

(2)	Names of Issuers: Roper Industries, Inc.,
(3)	Title of Securities: ROP 2.05 10/01/18, C#776696AF3
(4)	Date of First Offering: 05/30/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.791

Comparable Securities
1) Goldcorp, C#380956AC6
2) Praxair, C#74005PBC7
3) Tech Resources, C#878742AX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: Over 100 years
(9)	Trade Date: 05/30/13
(10)	Portfolio Assets on Trade Date: $697,140,040
(11)	Price Paid per Unit: $99.791
(12)	Total Price Paid by Portfolio:
1,010,000 bonds @ $99.791 = $1,007,889.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.791 = $24,947,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.145%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
Over 100 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/30/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Wells Fargo Securities UBS Investment Bank Co- Managers RBC Capital Markets SMBC Nikko	Barclays SunTrust Robinson Humphrey Deutsche Bank Securities BB&T Capital Markets

(2)	Names of Issuers: Buckeye Partners, L.P.
(3)	Title of Securities: BPL 4.15 07/01/23, C#118230AK7
(4)	Date of First Offering: 06/03/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.81

Comparable Securities

1) DCP Midstream Operating, C#23311VAD9 2) Spectra Energy Capital, C#84755TAE7 3) Sunoco Logistics Partner, C#86765BAL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 127 years
(9)	Trade Date: 06/03/13
(10)	Portfolio Assets on Trade Date: $694,578,517
(11)	Price Paid per Unit: $99. 81
(12)	Total Price Paid by Portfolio:
805,000 bonds @ $99.81 = $803,470.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.81 = $19,962,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.116%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
127 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/3/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books BMO Capital Markets HSBC Securities (USA) Mitsubishi UFJ Securities U.S. Bancorp Investments Co- Managers RBS Securities UBS Securities The Williams Capital Group	BofA Merrill Lynch Citigroup Global Markets J.P. Morgan Securities Wells Fargo Securities Barclays Capital BNY Mellon Capital Markets Lloyds Securities

(2)	Names of Issuers: Liberty Mutual Group
(3)	Title of Securities: LIBMUT 4.25 06/15/23
(4)	Date of First Offering: 06/13/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.365

Comparable Securities

1) Infinity Property & Casualty, C#45665QAF0 2) Primerica, C#74164MAA6 3) Morgan Stanley, C#61746BDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 101 years
(9)	Trade Date: 06/13/13
(10)	Portfolio Assets on Trade Date: $641,301,982
(11)	Price Paid per Unit: $99.365
(12)	Total Price Paid by Portfolio:
420,000,000 bonds @ $99.365 = $417,333.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.365 = $9,936,500.00
(14)	% of Portfolio Assets Applied to Purchase
0.065%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
101 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX .889 06/24/16
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) CNOOC Finance 2013, C#12625GAA2 2) Petrobras Global Finance, C#71647NAC3 3) Trans-Canada Pipelines, C#89325HAH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.10%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $642,143,837
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
570,000 bonds @ $100 = $570,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $100 = $38,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.089%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX 1.718 06/24/18
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $100

Comparable Securities
1) Statoil ASA, C#85771PAH5

2	ConocoPhillips Company, C#20826FAB2
3)	Total Capital Canada, C#89153UAE1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $642,143,837
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
2,465,000 bonds @ $100 = $2,465,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $100 = $100,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.384%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX 2.427 06/24/20
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) BP Capital Markets, C#05565QCD8 2) CNOOC Finance 2013, C#12625GAC8 3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.18%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $642,143,837
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
760,000 bonds @ $100 = $760,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100 = $20,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.118%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX 3.191 06/24/23
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $2,250,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) BP Capital Markets, C#05565QCD8 2) CNOOC Finance 2013, C#12625GAC8 3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $642,143,837
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
950,000 bonds @ $100 = $950,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100 = $25,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.148%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books J.P. Morgan Morgan Stanley Wells Fargo Securities Co- Managers Santander Scotiabank	BofA Merrill Lynch BNY Mellon Capital Markets Deutsche Bank Securities Capital One Southcoast Mitsubishi UFJ Securities

(2)	Names of Issuers: Boston Properties
(3)	Title of Securities: BXP 3.8 02/01/24
(4)	Date of First Offering: 06/18/13
(5)	Amount of Total Offering: $700,000,000
(6)	Unit Price of Offering: $99.694

Comparable Securities

1) Simon Property Group, C#828807CN5 2) Health Care REIT, C#42217KBA3 3) AvalonBay Communities, C#05348EAQ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 43 years
(9)	Trade Date: 06/28/13
(10)	Portfolio Assets on Trade Date: $641,960,013
(11)	Price Paid per Unit: $99.694
(12)	Total Price Paid by Portfolio:
760,000 bonds @ $99.694 = $757,674.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.694 = $19,938,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.118%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
43 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan,	Mitsubishi UFJ Securities USA,
RBS Securities Corp,	Wells Fargo Securities LLC

Co Manager: Capital One Financial Corp, Comerica Securities, UBS Securities LLC,	Banco Santander (US), Citigroup Global Markets Inc, TD Securities USA LLC, US Bancorp Investments Inc

(2)	Names of Issuers: CONTINENTAL RESOURCES 4.5%
(3)	Title of Securities: CLR 4.5%
(4)	Cusip: 212015AK7
(5)	Date of First Offering: 4/2/13
(6)	Amount of Total Offering: 1,500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

			Energy -
CROWNROCK			Exploration &
LP/CR	7.125	4/15/2021	Production	6.205

			Energy -
			Exploration &
EP ENER/EVEREST	6.875	5/1/2019	Production	3.67

			Energy -
			Exploration &
EVEREST ACQ LLC	9.375	5/1/2020	Production	4.593

(8)	Underwriting Spread or Commission: 1.375%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/2/13
(11)	Portfolio Assets on Trade Date: $717,314,542

1

(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = 500,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0697%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Deutsche Bank Securities Inc, JP Morgan Securities Ltd/Londo Co Manager:	Citigroup Global Markets Inc, Goldman Sachs & Co, Wells Fargo Securities

(2)	Names of Issuers: MALLINCKRODT INTL FIN 4.75%
(3)	Title of Securities: COV 4.75%
(4)	Cusip: 561234AA3
(5)	Date of First Offering: 4/8/13
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 99.684

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

ALERE INC	7.25	7/1/2018	Medical Products	4.651

GRIFOLS INC	8.25	2/1/2018	Medical Products	3.046

PHYSIO-CONTROL	9.875	1/15/2019	Medical Products	5.178

(8)	Underwriting Spread or Commission: 0.6%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/8/13
(11)	Portfolio Assets on Trade Date: $718,823,614
(12)	Price Paid per Unit: 99.684
(13)	Total Price Paid by Portfolio: 1,080,000 bonds @ $99.684 = 1,076,587.20
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.684 = $11,962,080

1

(15)	% of Portfolio Assets Applied to Purchase
0.1498%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Deutsche Bank Securities Inc, JP Morgan Securities Ltd/Londo Co Manager:	Citigroup Global Markets Inc, Goldman Sachs & Co, Wells Fargo Securities

(2)	Names of Issuers: MALLINCKRODT INTL FIN 3.5%
(3)	Title of Securities: COV 3.5%
(4)	Cusip: 561234AB1
(5)	Date of First Offering: 4/8/13
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 99.981

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

ALERE INC	7.25	7/1/2018	Medical Products	4.651

GRIFOLS INC	8.25	2/1/2018	Medical Products	3.046

PHYSIO-CONTROL	9.875	1/15/2019	Medical Products	5.178

(8)	Underwriting Spread or Commission: 0.90%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/8/13
(11)	Portfolio Assets on Trade Date: $718,823,614
(12)	Price Paid per Unit: 99.981
(13)	Total Price Paid by Portfolio: 525,000 bonds @ $99.981 = 524,900.25
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.981 = $6,998,670

(15) % of Portfolio Assets Applied to Purchase 0.0730%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	RBC Capital Markets,
Wells Fargo Securities LLC

Co Manager: Merrill Lynch Pierce Fenner &, Barclays Capital, Capital One Southcoast Inc, SG Americas Securities LLC	Credit Suisse Securities USA L, Scotia Capital USA Inc, BB&T Capital Markets, Comerica Securities,

(2)	Names of Issuers: PENN VIRGINIA CORP 8.5%
(3)	Title of Securities: PVA 8.5%
(4)	Cusip: 707882AD8
(5)	Date of First Offering: 4/10/13
(6)	Amount of Total Offering: 775,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

			Energy -
CROWNROCK			Exploration &
LP/CR	7.125	4/15/2021	Production	6.205

			Energy -
			Exploration &
EP ENER/EVEREST	6.875	5/1/2019	Production	3.67

			Energy -
			Exploration &
EVEREST ACQ LLC	9.375	5/1/2020	Production	4.593

(8)	Underwriting Spread or Commission: 2.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/10/13
(11)	Portfolio Assets on Trade Date: $720,835,465

1

(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,275,000 bonds @ $100 = 2,275,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.3156%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/10/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Credit Suisse, Goldman Sachs & Co, JP Morgan Securities, Co Manager: FBR Capital Markets Corp, TD Securities USA LLC	Citigroup Global Markets Inc, Deutsche Bank Securities Inc, HSBC Securities, Wells Fargo Securities LLC CIBC World Markets, RBC Capital Markets,

(2)	Names of Issuers: TAYLOR MORRISON COMM/MON 5.25%
(3)	Title of Securities: TAYMON 5.25%
(4)	Cusip: 877249AC6
(5)	Date of First Offering: 4/11/13
(6)	Amount of Total Offering: 550,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

			Building &
LENNAR CORP	4.125	12/1/2018	Construction	3.457

WILLIAM LYON			Building &
INC	8.5	11/15/2020	Construction	5.494

			Building &
MATTAMY GROUP	6.5	11/15/2020	Construction	6.585

(8)	Underwriting Spread or Commission: 1.50%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/11/13
(11)	Portfolio Assets on Trade Date: $722,035,899
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,430,000 bonds @ $100 = $2,430,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.3365%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/11/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
RBS Securities Corp,	Wells Fargo & Co

Co Manager: US Bancorp, Comerica Securities	JP Morgan, Bosc Inc,

(2)	Names of Issuers: HILAND PART LP/CORP 7.25 add on
(3)	Title of Securities: HLND 7.25%
(4)	Cusip: 43129TAA0
(5)	Date of First Offering: 4/23/13
(6)	Amount of Total Offering: 150,000,000
(7)	Unit Price of Offering: 109

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

ACMP/ACMP FIN	6.125	7/15/2022	Gas Distribution	3.753

ROCKIES EXPRESS	6	1/15/2019	Gas Distribution	5.998

SUBURBAN
PROPANE	7.375	8/1/2021	Gas Distribution	4.493

(8)	Underwriting Spread or Commission: 1.915%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/23/13
(11)	Portfolio Assets on Trade Date: $723,939,455
(12)	Price Paid per Unit: 109
(13)	Total Price Paid by Portfolio: 650,000 bonds @ $109 = 708,500
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $109 = $1,090,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0979%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/23/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:

Citigroup Global Markets Inc, JP Morgan Securities, RBS Securities Corp, UBS Securities LLC,

Barclays Capital,

Credit Suisse Securities USA L, Merrill Lynch Pierce Fenner &, SunTrust Robinson Humphrey, Wells Fargo Securities LLC

(2)	Names of Issuers: REGENCY ENERGY PARTNERS 4.5%
(3)	Title of Securities: RGP 4.5%
(4)	Cusip: 75886AAH1
(5)	Date of First Offering: 4/24/13
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

ACMP/ACMP FIN	6.125	7/15/2022	Gas Distribution	3.753

ROCKIES EXPRESS	6	1/15/2019	Gas Distribution	5.998

SUBURBAN
PROPANE	7.375	8/1/2021	Gas Distribution	4.493

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/24/13
(11)	Portfolio Assets on Trade Date: $724,329,859
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 150,000 bonds @ $100 = 150,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,250,000 bonds @ $100 = $1,250,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0207%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: JP Morgan Securities, RBC Capital Markets, Wells Fargo Securities LLC Co Manager: PNC Capital Markets, US Bancorp Investments In	Credit Suisse, Mitsubishi UFJ Securities USA, RBS Securities Corp, Mizuho Securities USA Inc, Scotia Capital USA Inc,

(2)	Names of Issuers: CST BRANDS INC 5%
(3)	Title of Securities: CST 5%
(4)	Cusip: 12646RAA3
(5)	Date of First Offering: 4/25/13
(6)	Amount of Total Offering: 550,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

NEW ACAD
CO/CORP	8	6/15/2018	Specialty Retail	4.467

CLAIRE'S STORES	6.125	3/15/2020	Specialty Retail	4.978

CDR DB SUB	7.75	10/15/2020	Specialty Retail	6.179

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/25/13
(11)	Portfolio Assets on Trade Date: $724,004,678
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 115,000 bonds @ $100 = 115,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000
(15)	% of Portfolio Assets Applied to Purchase
0.0159%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/25/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Deutsche Bank Securities Inc,
Wells Fargo Securities LLC

Co Manager:	Imperial Capital LLC,
Stifel Nicolaus & Co Inc	Bancorp Investments In

(2)	Names of Issuers: ERICKSON AIR-CRANE INC 8.25%
(3)	Title of Securities: EAC 8.25%
(4)	Cusip: 29482PAA8
(5)	Date of First Offering: 4/25/13
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

BOMBARDIER INC	6.125	1/15/2023	Aerospace/Defense	4.727

SEQUA CORP	7	12/15/2017	Aerospace/Defense	6.601

TRANSDIGM INC	5.5	10/15/2020	Aerospace/Defense	3.667

(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/25/13
(11)	Portfolio Assets on Trade Date: $724,004,678
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = 650,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase: 0.0898%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/25/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Goldman Sachs & Co,
JP Morgan Securities

Co Manager: BB&T Capital Markets, Wells Fargo Securities LLC	Bank of America Merrill Lynch, Citigroup Global Markets Inc,

(2)	Names of Issuers: RENT-A-CENTER INC 4.75%
(3)	Title of Securities: RCII 4.75%
(4)	Cusip: 76009NAJ9
(5)	Date of First Offering: 4/29/13
(6)	Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

NEW ACAD	8	6/15/2018	Specialty Retail	4.467
CO/CORP

CLAIRE'S STORES	6.125	3/15/2020	Specialty Retail	4.978

CDR DB SUB	7.75	10/15/2020	Specialty Retail	6.179

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/29/13
(11)	Portfolio Assets on Trade Date: $727,258,589
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 260,000 bonds @ $100 = 260,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0358%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: JP Morgan Securities, Rabo Securities USA Inc,	Barclays Capital, Merrill Lynch Pierce Fenner &, Wells Fargo Securities LLC

Co Manager:	HSBC Securities,
Mitsubishi UFJ Securities USA

(2)	Names of Issuers: CONSTELLATION BRANDS INC 3.75%
(3)	Title of Securities: STZ 3.75%
(4)	Cusip: 21036PAK4
(5)	Date of First Offering: 4/30/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

AJECORP BV	6.5	5/14/2022	Beverage	4.483

BEVERAGES &
MORE	9.625	10/1/2014	Beverage	2.819

CABCORP	6.75	2/9/2022	Beverage	4.644

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 4/30/13
(11)	Portfolio Assets on Trade Date: $728,272,096
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 50,000 bonds @ $100 = $50,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,100,000 bonds @ $100 = $1,100,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0069%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/30/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Mitsubishi UFJ Securities USA, Wells Fargo Securities LLC	Bank of America Merrill Lynch, RBS Securities Corp,

(2)	Names of Issuers: LKQ CORP 4.75%
(3)	Title of Securities: LKQ 4.75%
(4)	Cusip: 501889AA7
(5)	Date of First Offering: 5/2/13
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

AMER AXLE &			Auto Parts &
MFG	6.25	3/15/2021	Equipment	4.882

			Auto Parts &
DELPHI CORP	5	2/15/2023	Equipment	3.477

			Auto Parts &
SCHAEFFLER FIN	8.5	2/15/2019	Equipment	3.221

(8)	Underwriting Spread or Commission: 1.306%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/02/13
(11)	Portfolio Assets on Trade Date: $730,468,210
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,225,000 bonds @ $100 = $1,225,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1677%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Barclays Capital, Deutsche Bank Securities Inc, Morgan Stanley Co Manager: BNP PARIBAS, RBC Capital Markets, SunTrust Robinson Humphrey, BMO Capital Markets	Bank of America Merrill Lynch, Citigroup Global Markets Inc, JP Morgan Securities, Wells Fargo Securities, Credit Agricole CIB, RBS, US Bancorp,

(2)	Names of Issuers: SIRIUS XM RADIO INC 4.625%
(3)	Title of Securities: SIRI 4.625%
(4)	Cusip: 82967NAL2
(5)	Date of First Offering: 5/2/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

SPANISH
BROADCAS	12.5	4/15/2017	Media – Broadcast	9.311

TOWNSQUARE
RADIO	9	4/1/2019	Media – Broadcast	6.629

LIN TELEVISION	6.375	1/15/2021	Media – Broadcast	4.498

(8)	Underwriting Spread or Commission: 1.125%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/02/13
(11)	Portfolio Assets on Trade Date: $730,468,210
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.089%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Citigroup Global Markets Inc,
PNC Capital Markets,
SunTrust Robinson Humphrey,

Co Manager:
Capital One Southcoast Inc,
Deutsche Bank Securities Inc,
Mitsubishi UFJ Securities USA,
TD Securities,

Bank of America Merrill Lynch,
JP Morgan,
RBC Capital Markets,
Wells Fargo Securities LLC

BB&T Capital Markets,
Comerica Securities,
Huntington Capital Corp,
RBS Securities Corp,
US Bancorp Investments Inc

(2)	Names of Issuers: PENN VIRGINIA RESOURCE 6.5%
(3)	Title of Securities: PVR 6.5%
(4)	Cusip: 747065AA8
(5)	Date of First Offering: 5/6/13
(6)	Amount of Total Offering: 400,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

			Metals/Mining
ALPHA NATURAL	9.75	4/15/2018	Excluding Steel	7.646

			Metals/Mining
ARCH COAL INC	9.875	6/15/2019	Excluding Steel	8.946

AMERICAN			Metals/Mining
GILSONI	11.5	9/1/2017	Excluding Steel	8.826

(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/06/13
(11)	Portfolio Assets on Trade Date: $732,545,733
(12)	Price Paid per Unit: 100

1

(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,750,000 bonds @ $100 = $2,750,000
(15)	% of Portfolio Assets Applied to Purchase
0.0887%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/6/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan Securities,	Wells Fargo Securities LLC

Co Manager:	Comerica Securities, US Bancorp

(2)	Names of Issuers: SONIC AUTOMOTIVE INC 5%
(3)	Title of Securities: SAH 5%
(4)	Cusip: 83545GAW2
(5)	Date of First Offering: 5/6/13
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

NEW ACAD	8	6/15/2018	Specialty Retail	4.467
CO/CORP

CLAIRE'S STORES	6.125	3/15/2020	Specialty Retail	4.978

CDR DB SUB	7.75	10/15/2020	Specialty Retail	6.179

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/06/13
(11)	Portfolio Assets on Trade Date: $732,545,733
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 240,000 bonds @ $100 = $240,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase: 0.0328%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/6/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Goldman Sachs & Co,
Wells Fargo & Co

Co Manager:	Barclays Capital,
Lazard Ltd,	Morgan Stanley

(2)	Names of Issuers: SAFWAY GROUP HOLDING/FIN 7%
(3)	Title of Securities: SAFWAY 7%
(4)	Cusip: 78659QAA0
(5)	Date of First Offering: 5/7/13
(6)	Amount of Total Offering: 560,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

AMER RESID SVCS	12	4/15/2015	Support-Services	10.445

MONITRONICS	9.125	4/1/2020	Support-Services	6.748
INTL

BC LUXCO 1 SA	7.375	1/29/2020	Support-Services	4.548

(8)	Underwriting Spread or Commission: 0.7%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/07/13
(11)	Portfolio Assets on Trade Date: $733,343,196
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $1,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0886%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/7/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Morgan Stanley, UBS Securities LLC Co Manager: Natixis Securities North Ameri, Wells Fargo Securities LLC	HSBC Securities, RBC Capital Markets, Citigroup Global Markets Inc, Standard Bank Plc,

(2)	Names of Issuers: CHC HELICOPTER SA 9.375%
(3)	Title of Securities: FLI 9.375%
(4)	Cusip: 12545DAE8
(5)	Date of First Offering: 5/8/13
(6)	Amount of Total Offering: 300,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

DRESSER-RAND	6.5	5/1/2021	Oil Field Equipment	4.197
			& Services

EDGEN MURRAY	8.75	11/1/2020	Oil Field Equipment	7.18
COR			& Services

GREEN FLD	13.25	11/15/2016	Oil Field Equipment	11.603
ENRGY			& Services

(8)	Underwriting Spread or Commission: 1.5%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/8/13
(11)	Portfolio Assets on Trade Date: $734,362,023
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 450,000 bonds @ $100 = $450,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000
(15)	% of Portfolio Assets Applied to Purchase
0.0613%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: JP Morgan Securities, SunTrust Robinson Humphrey,	Bank of America Merrill Lynch, RBS Securities Corp, Wells Fargo Securities LLC

Co Manager:	Fifth Third Securities Inc.
HSBC Securities,	PNC Capital Markets,
RBC Capital Markets,	Santander Investment Securities

(2)	Names of Issuers FIRST QUALITY FINANCE CO 4.625%
(3)	Title of Securities: FIRSTQ 4.625%
(4)	Cusip: 336130AA7
(5)	Date of First Offering: 5/9/13
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

FGI OPERATING	7.875	5/1/2020	Consumer-Products	5.757
CO

LIBBEY GLASS	6.875	5/15/2020	Consumer-Products	3.77
INC

ALPHABET	7.75	11/1/2017	Consumer-Products	3.874
HLDNG

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/09/13
(11)	Portfolio Assets on Trade Date: $734,869,987
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 650,000 bonds @ $100 = $650,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0885%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager: Goldman Sachs & Co, Morgan Stanley, Wells Fargo & Co	Bank of America Merrill Lynch, JP Morgan, RBC Capital Markets,

(2)	Names of Issuers SELECT MEDICAL CORP 6.375%
(3)	Title of Securities: SEM 6.375%
(4)	Cusip: 816196AN9
(5)	Date of First Offering: 5/13/13
(6)	Amount of Total Offering: 600,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

MPT OP PTNR/FINL	6.375	2/15/2022	Health Facilities	4.259

ACADIA HEALTH	6.125	3/15/2021	Health Facilities	5.123

CAPELLA	9.25	7/1/2017	Health Facilities	3.168
HEALTHCA

(8)	Underwriting Spread or Commission: 1.75%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/13/13
(11)	Portfolio Assets on Trade Date: $733,534,763
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 525,000 bonds @ $100 = $525,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000
(15)	% of Portfolio Assets Applied to Purchase: 0.0716%

1

(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan, Wells Fargo & Co

Co Manager: Comerica Inc, Banco Santander (US), Capital One Southcoast Inc, Goldman Sachs & Co, Key Capital Markets Inc, Stifel Nicolaus & Co Inc, US Bancorp	Barclays Capital, RBC Capital Markets, Bosc Inc, Deutsche Bank Securities Inc, Johnson Rice & Co LLC, Scotia Capital Inc, Tudor Pickering & Co LLC,

(2)	Names of Issuers: SM ENERGY CO 5%
(3)	Title of Securities: SM 5%
(4)	Cusip: 78454LAG5
(5)	Date of First Offering: 5/15/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

			Metals/Mining
ALPHA NATURAL	9.75	4/15/2018	Excluding Steel	7.646

			Metals/Mining
ARCH COAL INC	9.875	6/15/2019	Excluding Steel	8.946

AMERICAN			Metals/Mining
GILSONI	11.5	9/1/2017	Excluding Steel	8.826

(8)	Underwriting Spread or Commission: 1.7%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/15/13
(11)	Portfolio Assets on Trade Date: $733,000,699

1

(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 500,000 bonds @ $100 = $500,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,000,000 bonds @ $100 = $1,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.0682%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
BNP Paribas,	Morgan Stanley

Co Manager:	Scotiabank,
Wells Fargo,	MUFJ

(2)	Names of Issuers: SEAGATE HDD CAYMAN 4.75%
(3)	Title of Securities: STX 4.75%
(4)	Cusip: 81180WAG6
(5)	Date of First Offering: 5/15/13
(6)	Amount of Total Offering: 1,000,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

AMKOR TECH INC	6.375	10/1/2022	Technology &	5.528
			Electronics –
			Electronics

CPI INTL INC	8	2/15/2018	Technology &	6.33
			Electronics –
			Electronics

NXP BV/NXP	5.75	2/15/2021	Technology &	4.144
FUNDI			Electronics –
			Electronics

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/15/13
(11)	Portfolio Assets on Trade Date: $733,000,699
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 2,500,000 bonds @ $100 = $2,500,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $100 = $30,000,000
(15)	% of Portfolio Assets Applied to Purchase
0.3411%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America,
Citi,	Credit Suisse,
Deutsche Bank AG London,	Goldman Sachs & Co,
HSBC,	JP Morgan Securities Ltd/Londo,
KK Kabra & Co,	Wells Fargo & Co

(2)	Names of Issuers: FIRST DATA CORPORATION 11.75%
(3)	Title of Securities: FDC 11.75%
(4)	Cusip: 319963BK9
(5)	Date of First Offering: 5/15/13
(6)	Amount of Total Offering: 750,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

INTERFACE SEC
SY	9.25	1/15/2018	Software/Services	8.167

LEGEND ACQ SUB	10.75	8/15/2020	Software/Services	13.493

NEUSTAR INC	4.5	1/15/2023	Software/Services	4.629

(8)	Underwriting Spread or Commission: 1.21875%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/15/13
(11)	Portfolio Assets on Trade Date: $733,000,699
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 925,000 bonds @ $100 = $925,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
3,000,000 bonds @ $100 = $3,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1262%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
Barclays Capital,	RBC Capital Markets,
Wells Fargo Securities LLC

Co Manager:	Credit Agricole Securities USA,
RBS Securities Corp

(2)	Names of Issuers: SABRA HEALTH/CAPTL CORP 5.375%
(3)	Title of Securities: SBRA 5.375%
(4)	Cusip: 78572XAD3
(5)	Date of First Offering: 5/20/13
(6)	Amount of Total Offering: 200,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

MPT OP PTNR/FINL	6.375	2/15/2022	Health Facilities	4.259

ACADIA HEALTH	6.125	3/15/2021	Health Facilities	5.123

CAPELLA	9.25	7/1/2017	Health Facilities	3.168
HEALTHCA

(8)	Underwriting Spread or Commission: 2%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/20/13
(11)	Portfolio Assets on Trade Date: $734,353,230
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,100,000 bonds @ $100 = $1,100,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $100 = $5,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1498%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/20/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:

Citigroup Global Markets Inc, Morgan Stanley,

Barclays Capital,

Deutsche Bank Securities Inc, Wells Fargo Securities LLC

(2)	Names of Issuers: CINEMARK USA INC 4.875%
(3)	Title of Securities: CNK 4.875%
(4)	Cusip: 172441AY3
(5)	Date of First Offering: 5/21/13
(6)	Amount of Total Offering: 530,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

AMC	8.75	6/1/2019	Theaters &	2.94
ENTERTAINMNT			Entertainment

AMC	9.75	12/1/2020	Theaters &	4.462
ENTERTAINMNT			Entertainment

NAI ENTER HLDGS	8.25	12/15/2017	Theaters &	4.427
			Entertainment

(8)	Underwriting Spread or Commission: 1.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/21/13
(11)	Portfolio Assets on Trade Date: $734,530,047
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 1,025,000 bonds @ $100 = $1,025,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
4,000,000 bonds @ $100 = $4,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.1395%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:
Credit Suisse Securities USA L,
Merrill Lynch Pierce Fenner &,

Barclays Capital,
Deutsche Bank Securities Inc,
Wells Fargo Securities LLC

(2)	Names of Issuers: REGAL ENTERTAINMENT GRP 5.75%
(3)	Title of Securities: RGC 5.75%
(4)	Cusip: 758766AG4
(5)	Date of First Offering: 5/29/13
(6)	Amount of Total Offering: 250,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

AMC	8.75	6/1/2019	Theaters &	2.94
ENTERTAINMNT			Entertainment

AMC	9.75	12/1/2020	Theaters &	4.462
ENTERTAINMNT			Entertainment

NAI ENTER HLDGS	8.25	12/15/2017	Theaters &	4.427
			Entertainment

(8)	Underwriting Spread or Commission: 1.625%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 5/29/13
(11)	Portfolio Assets on Trade Date: $734,743,329
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 505,000 bonds @ $100 = $505,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
2,000,000 bonds @ $100 = $2,000,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0687%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/29/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Bank of America Merrill Lynch,
JP Morgan,	Wells Fargo Securities LLC

Co Manager:	SunTrust Robinson Humphrey,
BBVA Securities Inc.	Scotia Capital USA Inc

(2)	Names of Issuers: SERVICE CORP INTL 5.375%
(3)	Title of Securities: SCI 5.375%
(4)	Cusip: 817565BX1
(5)	Date of First Offering: 6/17/13
(6)	Amount of Total Offering: 425,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

RURAL METRO	10.125	7/15/2019	Health Services	14.428
CORP

IMS HEALTH INC	12.5	3/1/2018	Health Services	6.255

TRUVEN HEALTH	10.625	6/1/2020	Health Services	8.119

(8)	Underwriting Spread or Commission: 2.25%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 6/17/13
(11)	Portfolio Assets on Trade Date: $715,982,122
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 120,000 bonds @ $100 = $120,000
(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
1,500,000 bonds @ $100 = $500,000

1

(15)	% of Portfolio Assets Applied to Purchase
0.0168%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock High Yield Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Lead Syndicate Manager:	Citigroup Global Markets Inc,
Credit Suisse,	Deutsche Bank Securities Inc,
Wells Fargo Securities LLC

Co Manager: HSBC Securities, RBC Capital Markets, TD Securities	CIBC World Markets, JP Morgan, Scotia Capital Inc,

(2)	Names of Issuers: BROOKFIELD RESID PROPERT 6.125%
(3)	Title of Securities: BRP 6.125%
(4)	Cusip: 11283YAA8
(5)	Date of First Offering: 6/18/13
(6)	Amount of Total Offering: 500,000,000
(7)	Unit Price of Offering: 100

Comparable Securities

	Par Wtd	Maturity
Description	Coupon	Date	ML Industry Lvl 4	Yld to Worst

CRESCENT RES	10.25	8/15/2017	RealEstate Dev &	9.303
LLC			Mgt

KENNEDY-	8.75	4/1/2019	RealEstate Dev &	6.26
WILSON			Mgt

REALOGY GRP	7.625	1/15/2020	RealEstate Dev &	5.423
LLC			Mgt

(8)	Underwriting Spread or Commission: 1.62%
(9)	Years of Issuer’s Operations: > 3 years
(10)	Trade Date: 6/18/13
(11)	Portfolio Assets on Trade Date: $716,079,767
(12)	Price Paid per Unit: 100
(13)	Total Price Paid by Portfolio: 325,000 bonds @ $100 = $325,000

1

(14)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
500,000 bonds @ $100 = $500,000
(15)	% of Portfolio Assets Applied to Purchase
0.0454%
(16)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(17)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(18)	Years of Continuous Operation (unless municipal security, see below)
>3 years
(19)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(20)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members
Joint Lead Managers-Books
	BofA Merrill Lynch	Deutsche Bank Securities
	BNY Capital Markets	Morgan Stanley
	Citigroup Global Markets	SunTrust Robinson Humphrey

Co-Managers
	BB&T Capital Markets	Scotia Capital Inc.
	PNC Capital Markets	TD Securities
	RBS Securities	Wells Fargo Securities

(2)	Names of Issuers: Boston Properties
(3)	Title of Securities: BXP 3.125 09/01/23
(4)	Date of First Offering: 04/02/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.379

Comparable Securities

1)	Simon Property Group, C#828807CN5
2)	Health Care REIT Inc., C#42217KBA3
3)	AvalonBay Communities, C#05348EAQ2
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 43 years
(9)	Trade Date: 04/02/13
(10)	Portfolio Assets on Trade Date: $1,779,649,970
(11)	Price Paid per Unit: $99.379
(12)	Total Price Paid by Portfolio:
2,020,000 bonds @ $99.379 = $2,007,455.80

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
23,500,000 bonds @ $99.379 = $23,345,065.00
(14)	% of Portfolio Assets Applied to Purchase
0.113%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
43 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Goldman Sachs & Co. J.P. Morgan Securities Co-Managers	Citigroup Global Markets Deutsche Bank Securities Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance
(3)	Title of Securities: COV 4.75 04/15/23
(4)	Date of First Offering: 04/08/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.684

Comparable Securities

1)	Thermo Fisher Scientific, C#883556BC5
2)	Baxter International, Inc., C#071813BF5
3)	Covidien International Finance, C#22303QAN0
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).
(8)	Years of Issuer’s Operations: 146 years
(9)	Trade Date: 04/08/13
(10)	Portfolio Assets on Trade Date: $1,789,100,792.00
(11)	Price Paid per Unit: $99.684
(12)	Total Price Paid by Portfolio:
650,000 bonds @ $99.684 = $647,946.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
12,000,000 bonds @ $99.684 = $11,962,080.00
(14)	% of Portfolio Assets Applied to Purchase
0.036%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
146 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Goldman Sachs & Co. J.P. Morgan Securities Co-Managers	Citigroup Global Markets Deutsche Bank Securities Wells Fargo Securities

(2)	Names of Issuers: Mallinckrodt International Finance
(3)	Title of Securities: COV 3.5 04/15/18 144A
(4)	Date of First Offering: 04/08/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.981

Comparable Securities

1)	Thermo Fisher Scientific, C#883556BB7
2)	Cardinal Health, C#14149YAU2
3)	GlaxoSmithKline Capital, C#37737AC9
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.90%).
(8)	Years of Issuer’s Operations: 146 years
(9)	Trade Date: 04/08/13
(10)	Portfolio Assets on Trade Date: $1,789,100,792
(11)	Price Paid per Unit: $99.981
(12)	Total Price Paid by Portfolio:
520,000 bonds @ $99.981 = $519,901.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.981 = $6,998,670.00
(14)	% of Portfolio Assets Applied to Purchase
0.029%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
146 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
Wells Fargo Securities	J.P. Morgan

Co-Managers SMBC Nikko Capital Markets SunTrust Robinson Humphrey TD Securities US Bancorp	Fifth Third Securities KeyBanc Capital Markets Mitsubishi UFJ Securities Mizuho Securities PNC Capital Markets

(2)	Names of Issuers: Reliance Steel & Aluminum Company
(3)	Title of Securities: RS 4.5 04/15/23
(4)	Date of First Offering: 04/09/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.585

Comparable Securities

1)	Goldcorp, C#380956AD4
2)	Carpenter Technology, C#144285AK9
3)	Teck Resources, C#878742AY1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 74 years
(9)	Trade Date: 04/09/13
(10)	Portfolio Assets on Trade Date: $1,788,235,725
(11)	Price Paid per Unit: $99.585
(12)	Total Price Paid by Portfolio:
505,000 bonds @ $99.585 = $502,904.25
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
5,000,000 bonds @ $99.585 = $4,979,250.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.168%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
74 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Credit Suisse

Co-Managers The Williams Capital Group UBS Securities U.S. Bancorp Investments Wells Fargo Securities	Barclays Capital BNY Mellon Capital Markets Citigroup Global Markets Deutsch Bank Securities

(2)	Names of Issuers: Hartford Financial Services Group
(3)	Title of Securities: HIG 4.3 04/15/43
(4)	Date of First Offering: 04/15/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.2

Comparable Securities

1)	MetLife, C#59156RBD9
2)	Prudential Financial, C#744320AN2
3)	Health Care REIT, C#42217KBB1
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 203 years
(9)	Trade Date: 04/15/13
(10)	Portfolio Assets on Trade Date: $1,791,093,449
(11)	Price Paid per Unit: $99.2
(12)	Total Price Paid by Portfolio:
1,015,000 bonds @ $99.2 = $1,006,880.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.2 = $9,920,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.056%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
203 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Fund
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Co-Manager(s) Fifth Third Securities SunTrust Robinson Humphrey Drexel Hamilton	J.P. Morgan Capital One Southcoast KeyBanc Capital Markets Wells Fargo Securities The Williams Capital Group

(2)	Names of Issuers: JPMorgan Chase & Company
(3)	Title of Securities: JPM 3.375 05/01/23, C#46625HJJ0
(4)	Date of First Offering: 04/24/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $99.462

Comparable Securities
1) JPM 3.2 01/25/23, C#46625HJH4
2) MS 3.75 02/25/23, C#61746BDJ2
3) GS 3.625 01/22/23, C#38141GRD8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 13
(9)	Trade Date: 04/24/13
(10)	Portfolio Assets on Trade Date: $1,781,779,582
(11)	Price Paid per Unit: $99.462
(12)	Total Price Paid by Portfolio:
1,505,000 bonds @ $99.462 = $1,496,903.10
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
17,000,000 bonds @ $99.462 = $16,908,540.00
(14)	% of Portfolio Assets Applied to Purchase: 0.084%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
13 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	4/24/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BNP Paribas
RBS	BofA Merrill Lynch
Wells Fargo Securities

Co-Manager(s)	BNY Mellon Capital Markets
MFR Securities	CastleOak Securities
Toussaint Capital Partners

(2)	Names of Issuers: International Business Machines Corporation
(3)	Title of Securities: IBM 1.625 05/15/20
(4)	Date of First Offering: 05/02/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.249

Comparable Securities
1) Microsoft, C#594918AQ7
2) Texas Instruments, C#882508AU8
3) Motorola Solutions, C#620076BC2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.30%).
(8)	Years of Issuer’s Operations: 102
(9)	Trade Date: 05/02/13
(10)	Portfolio Assets on Trade Date: $1,787,727,057
(11)	Price Paid per Unit: $99.249
(12)	Total Price Paid by Portfolio:
3,005,000 bonds @ $99.249 = $2,982,432.45
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.249 = $29,774,700.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.167%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
102 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/2/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.

BofA Merrill Lynch
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 4.3 05/15/43
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.183

Comparable Securities 1) MetLife, C#59156RBD9

2) Georgia Power Company, C#373334KA8 3) Home Depot, C#437076BA9

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.75%).
(8)	Years of Issuer’s Operations: 174
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $1,781,165,358
(11)	Price Paid per Unit: $99.183
(12)	Total Price Paid by Portfolio:
705,000 bonds @ $99.183 = $699,240.15
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
7,000,000 bonds @ $99.183 = $6,942,810.00
(14)	% of Portfolio Assets Applied to Purchase
0.039%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books
Goldman, Sachs & Co.

BofA Merrill Lynch
Wells Fargo Securities

(2)	Names of Issuers: Berkshire Hathaway Finance Corporation
(3)	Title of Securities: BRK 1.3 05/15/18
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.942

Comparable Securities

1) JPMorgan Chase & Co., C#46625HJG6 2) Goldman Sachs Group, C#38141GRC0 3) Metlife, Inc., C#59156RBE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.325%).
(8)	Years of Issuer’s Operations: 174
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $1,781,165,358
(11)	Price Paid per Unit: $99.942
(12)	Total Price Paid by Portfolio:
2,510,000 bonds @ $99.942 = $2,508,544.20
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.942 = $24,985,500.00
(14)	% of Portfolio Assets Applied to Purchase
0.141%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied? Yes

1

(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
174 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co- Managers	Mitsubishi UFJ Securities
Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.
(3)	Title of Securities: EAT 2.6 05/15/18
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.93

Comparable Securities

1) Carnival Corporation, C#143658AY8 2) Newell Rubbermaid, C#651229AN6 3) Tech Data Corporation, C#878237AF3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).
(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $1,781,165,358
(11)	Price Paid per Unit: $99.93
(12)	Total Price Paid by Portfolio:
760,000 bonds @ $99.93 = $759,468.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
9,000,000 bonds @ $99.93 = $8,993,700
(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
22 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan

Co- Managers	Mitsubishi UFJ Securities
Regions Securities	Wells Fargo Securities

(2)	Names of Issuers: Brinker International, Inc.
(3)	Title of Securities: EAT 3.875 05/15/23
(4)	Date of First Offering: 05/08/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.901

Comparable Securities 1) Amazon, C#023135AJ5

2) Ford Motor Credit Co, C#345397WF6 3) Newell Rubbermaid, C#651229AM8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.85%).
(8)	Years of Issuer’s Operations: 22 years
(9)	Trade Date: 05/08/13
(10)	Portfolio Assets on Trade Date: $1,781,165,358
(11)	Price Paid per Unit: $99.901
(12)	Total Price Paid by Portfolio:
760,000 bonds @ $99.901 = $759,247.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.901 = $9,990,100
(14)	% of Portfolio Assets Applied to Purchase: 0.043%

1

(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
22 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/8/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books BofA Merill Lynch J.P. Morgan Co- Managers RBS US Bancorp Comerica Securities	Morgan Stanley Wells Fargo Securities HSBC Fifth Third Securities, Inc. Hapoalim Securities PNC Capital Markets LLC

(2)	Names of Issuers: Perrigo Company
(3)	Title of Securities: PRGO 2.95 05/15/23
(4)	Date of First Offering: 05/09/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.485

Comparable Securities

1) GlaxoSmithKline Capital Inc., C#377372AH0 2) Teva Pharamaceutical Finance Co., C#88165FAG7 3) Merck & Co., C#3589331AT4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 126 years
(9)	Trade Date: 05/09/13
(10)	Portfolio Assets on Trade Date: $1,780,432,122
(11)	Price Paid per Unit: $99.485
(12)	Total Price Paid by Portfolio:
2,025,000 bonds @ $99.485 = $2,014,571.25

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
30,000,000 bonds @ $99.485 = $29,845,500
(14)	% of Portfolio Assets Applied to Purchase
0.113%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
126 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/9/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Morgan Stanley
Mitsubishi UFJ Securities

Co- Managers	SunTrust Robinson Humphrey
US Bancorp	BB&T Capital Markets
Fifth Third Securities, Inc.	RBS

(2)	Names of Issuers: AGL Capital Corporation
(3)	Title of Securities: GAS 4.4 06/01/43
(4)	Date of First Offering: 05/13/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.618

Comparable Securities

1) Georgia Power Company, C#37334KA8 2) Potomac Electric Power, C#737679DE7 3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 157 years
(9)	Trade Date: 05/13/13
(10)	Portfolio Assets on Trade Date: $1,772,782,227
(11)	Price Paid per Unit: $99.618
(12)	Total Price Paid by Portfolio:
2,530,000 bonds @ $99.618 = $2,520,335.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.618 = $24,904,500.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.142%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
157 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books RBS UBS Investment Bank Wells Fargo Securities Co- Managers MFR Securities, Inc. Mischler Financial Group, Inc. Ramirez & Co., Inc. The Williams Capital Group, L.P.	Barclays Deutsche Bank Securities Goldman, Sachs & Co. PNC Capital Markets LLC Fifth Third Securities, Inc. KeyBanc Capital Markets Loop Capital Markets

(2)	Names of Issuers: Consumers Energy Company
(3)	Title of Securities: CMS 3.95 05/15/43
(4)	Date of First Offering: 05/13/13
(5)	Amount of Total Offering: $425,000,000
(6)	Unit Price of Offering: $99.843

Comparable Securities

1) Georgia Power, C#373334KA8 2) Potomac Electric Power, C#737679DE7 3) Duke Energy Progress, C#144141DD7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 127 years
(9)	Trade Date: 05/13/13
(10)	Portfolio Assets on Trade Date: $1,772,782,227
(11)	Price Paid per Unit: $99.843
(12)	Total Price Paid by Portfolio:
1,520,000 bonds @ $99.843 = $1,517,613.60

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.843 = $14,976,450.00
(14)	% of Portfolio Assets Applied to Purchase
0.086%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
127 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	J.P Morgan Securities
RBC Capital Markets

Co-Managers	BofA Merrill Lynch
Fifth Third Securities	Royal Bank of Scotland

SunTrust Robinson Humphrey Capital Markets Wells Fargo Securities

(2)	Names of Issuers: World Financial Network Credit Card Master Note Trust
(3)	Title of Securities: WFNMT 2013-B A, C#981464DX5
(4)	Date of First Offering: 05/14/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.99916

Comparable Securities

1)	Discover Card Master Trust I, C#254683BB0
2)	American Express Credit Account Master Trust, C#02587AAE4
3)	Chase Issuance Trust, C#161571FU3
(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 17 years
(9)	Trade Date: 05/14/13
(10)	Portfolio Assets on Trade Date: $1,771,325,182.00
(11)	Price Paid per Unit: $99.99916
(12)	Total Price Paid by Portfolio:
4,564,000 bonds @ $99.99916 = $4,563,961.66
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
45,000,000 bonds @ $99.99916 = $44,999,622

1

(14)	% of Portfolio Assets Applied to Purchase
0.258%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
17 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/14/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities Morgan Stanley

Co- Managers

SG Americas Securities

SMBC Nikko Capital Markets Standard Chartered Bank U.S. Bancorp Wells Fargo Securities Drexel Hamilton The Williams Group

BNP PARIB J.P. Morgan BofA Merrill Lynch Citigroup Credit Suisse Securities Goldman, Sachs & Co. HSBC Securities RBS Securities UBS Securities Santander

(2)	Names of Issuers: Merck & Company, Inc.
(3)	Title of Securities: MRK 2.8 05/18/23
(4)	Date of First Offering: 05/15/13
(5)	Amount of Total Offering: $1,750,000,000
(6)	Unit Price of Offering: $99.913

Comparable Securities

1) GlaxoSmithKline Capital Inc., C#377372AH0 2) Teva Pharmaceutical Finance Co., C#88165FAG7 3) Novartis 2.4 9/21/22, C#66989HAE8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 05/15/13
(10)	Portfolio Assets on Trade Date: $1,771,330,325
(11)	Price Paid per Unit: $99.913
(12)	Total Price Paid by Portfolio: 4,175,000 bonds @ $99.913 = $4,171,367.75

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
40,000,000 bonds @ $99.913 = $39,965,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.235%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
96 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities Morgan Stanley

Co- Managers

SG Americas Securities

SMBC Nikko Capital Markets Standard Chartered Bank U.S. Bancorp Wells Fargo Securities Drexel Hamilton The Williams Group

BNP PARIB J.P. Morgan BofA Merrill Lynch Citigroup Credit Suisse Securities Goldman, Sachs & Co. HSBC Securities RBS Securities UBS Securities Santander

(2)	Names of Issuers: Merck & Company, Inc.
(3)	Title of Securities: MRK 1.3 05/18/18
(4)	Date of First Offering: 05/15/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $99.769

Comparable Securities 1) Sanofi, C#801060AB0

2) Thermo Fisher Scientific, C#883556BB7 3) Cardinal Health, C#14149YAU2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.35%).
(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 05/15/13
(10)	Portfolio Assets on Trade Date: $1,771,330,325
(11)	Price Paid per Unit: $99.769
(12)	Total Price Paid by Portfolio: 4,385,000 bonds @ $99.769 = $4,374,870.65

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
47,000,000 bonds @ $99.769 = $46,891,430.00
(14)	% of Portfolio Assets Applied to Purchase
0.247%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
96 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

Deutsche Bank Securities Morgan Stanley

Co- Managers

SG Americas Securities

SMBC Nikko Capital Markets Standard Chartered Bank U.S. Bancorp Wells Fargo Securities Drexel Hamilton The Williams Group

BNP PARIB J.P. Morgan BofA Merrill Lynch Citigroup Credit Suisse Securities Goldman, Sachs & Co. HSBC Securities RBS Securities UBS Securities Santander

(2)	Names of Issuers: Merck & Company, Inc.
(3)	Title of Securities: MRK 4.15 05/18/43
(4)	Date of First Offering: 05/15/13
(5)	Amount of Total Offering: $1,250,000,000
(6)	Unit Price of Offering: $99.694

Comparable Securities

1) GlaxoSmithKline Capital, C#377372AJ6 2) Novartis Capital, C#66989HAF5 3) Astrazeneca, C#046353AG3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 96 years
(9)	Trade Date: 05/15/13
(10)	Portfolio Assets on Trade Date: $1,771,330,325
(11)	Price Paid per Unit: $99.694
(12)	Total Price Paid by Portfolio: 1,565,000 bonds @ $99.694 = $1,560,211.10

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.694 = $14,954,100.00
(14)	% of Portfolio Assets Applied to Purchase
0.088%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
96 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/15/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	Morgan Stanley
Wells Fargo Securities

Co- Managers Suntrust Robinson Humphrey US Bancorp	J.P. Morgan RBC Capital Markets RBS

(2)	Names of Issuers: DCP Midstream LLC
(3)	Title of Securities: DCP 5.85 05/21/43 144A, C#23311RAH9
(4)	Date of First Offering: 05/16/13
(5)	Amount of Total Offering: $550,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) Kinder Morgan Energy Partners, C#494550BP0 2) Sunoco Logistics Partners Operations, C#86765BAM1 3) El Paso Pipeline Partners Operating Co., C28370TAF6

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (1.00%).
(8)	Years of Issuer’s Operations: 84 years
(9)	Trade Date: 05/16/13
(10)	Portfolio Assets on Trade Date: $1,777,383,323
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
1,320,000 bonds @ $100 = $1,320,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $100 = $14,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.074%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
84 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/16/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley RBS Wells Fargo Securities UBS Investment Bank Co- Managers Credit Agricole CIB Lloyds Securities PNC Capital Markets SunTrust Robinson Humphrey US Bancorp	BofA Merrill Lynch Barclays Credit Suisse J.P. Morgan KeyBanc Capital Markets RBC Capital Markets Soctiabank BNY Mellon Capital Markets CIBC

(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 1.9 06/01/18
(4)	Date of First Offering: 05/21/13
(5)	Amount of Total Offering: $250,000,000
(6)	Unit Price of Offering: $99.9

Comparable Securities

1) FirstEnergy Corporation, C#337932AE7

2) Virginia Electric & Power Company, C#927804FM1 3) American Electric Power, C#025537AF8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: 93 years
(9)	Trade Date: 05/21/13
(10)	Portfolio Assets on Trade Date: $1,772,273,203.00
(11)	Price Paid per Unit: $99.9
(12)	Total Price Paid by Portfolio: 815,000 bonds @ $99.9 = $814,185.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
14,000,000 bonds @ $99.9 = $13,986,000
(14)	% of Portfolio Assets Applied to Purchase
0.046%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
93 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley RBS Wells Fargo Securities UBS Investment Bank Co- Managers Credit Agricole CIB Lloyds Securities PNC Capital Markets SunTrust Robinson Humphrey US Bancorp	BofA Merrill Lynch Barclays Credit Suisse J.P. Morgan KeyBanc Capital Markets RBC Capital Markets Soctiabank BNY Mellon Capital Markets CIBC

(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 3.4 06/01/23
(4)	Date of First Offering: 05/21/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.705

Comparable Securities

1) Indiana Michigan Power, C#454889AP1 2) Virginia Electric & Power Co., C#927804FN9 3) FirstEnergy, C#337932AF4

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 93 years
(9)	Trade Date: 05/21/13
(10)	Portfolio Assets on Trade Date: $1,772,273,203
(11)	Price Paid per Unit: $99.705
(12)	Total Price Paid by Portfolio: 2,030,000 bonds @ $99.705 = $2,024,011.50

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.705 = $19,941,000.00
(14)	% of Portfolio Assets Applied to Purchase
0.114%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
93 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley RBS Wells Fargo Securities UBS Investment Bank Co- Managers Credit Agricole CIB Lloyds Securities PNC Capital Markets SunTrust Robinson Humphrey US Bancorp	BofA Merrill Lynch Barclays Credit Suisse J.P. Morgan KeyBanc Capital Markets RBC Capital Markets Soctiabank BNY Mellon Capital Markets CIBC

(2)	Names of Issuers: PPL Capital Funding, Inc.
(3)	Title of Securities: PPL 4.7 06/01/43
(4)	Date of First Offering: 05/21/13
(5)	Amount of Total Offering: $300,000,000
(6)	Unit Price of Offering: $99.648

Comparable Securities

1) Georgia Power, C#373334KA8 2) Duke Energy Progress, C#144141DD7 3) Southern Cal Edison, C#842400FW8

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 93 years
(9)	Trade Date: 05/21/13
(10)	Portfolio Assets on Trade Date: $1,772,273,203
(11)	Price Paid per Unit: $99.648
(12)	Total Price Paid by Portfolio: 1,525,000 bonds @ $99.648 = $1,519,632.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
15,000,000 bonds @ $99.648 = $14,947,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.086%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
93 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/21/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan RBS

Wells Fargo Securities

Co- Managers

Lloyds Securities Inc. Morgan Stanley & Co. Scotia Capital (USA) Inc. BNY Mellon Capital Markets Danske Markets PNC Capital Markets SMBC Nikko Capital Markets UniCredit Capital Markets

Drexel Hamilton Mischler Financial Group

Citigroup

Deutsche Bank Securities Goldman, Sachs & Co.

BNP Paribas

BofA Merrill Lynch Credit Suisse Mitsubishi UFJ Securities Mizuho Securities The Williams Capital Group US Bancorp Investments ANZ Securities Banca IMI

Barclays Capital

(2)	Names of Issuers: Northrop Grumman Corporation
(3)	Title of Securities: NOC 3.25 08/01/23, C#666807BG6
(4)	Date of First Offering: 05/28/13
(5)	Amount of Total Offering: $1,050,000,000
(6)	Unit Price of Offering: $99.462

Comparable Securities
1) United Technologies, C#913017BV0
2) General Electric, C#369604BD4
3) Caterpillar Financial, C#14912L5Q0

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.45%).
(8)	Years of Issuer’s Operations: 19 years
(9)	Trade Date: 05/28/13
(10)	Portfolio Assets on Trade Date: $1,756,181,398

1

(11)	Price Paid per Unit: $99.462
(12)	Total Price Paid by Portfolio:
6,200,000 bonds @ $99.462 = $6,166,644.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
60,000,000 bonds @ $99.462 = $59,677,200.00
(14)	% of Portfolio Assets Applied to Purchase
0.351%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
19 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books

J.P. Morgan RBS

Wells Fargo Securities

Co- Managers

Lloyds Securities Inc. Morgan Stanley & Co. Scotia Capital (USA) Inc. BNY Mellon Capital Markets Danske Markets PNC Capital Markets SMBC Nikko Capital Markets UniCredit Capital Markets

Drexel Hamilton Mischler Financial Group

Citigroup

Deutsche Bank Securities Goldman, Sachs & Co.

BNP Paribas

BofA Merrill Lynch Credit Suisse Mitsubishi UFJ Securities Mizuho Securities The Williams Capital Group US Bancorp Investments ANZ Securities Banca IMI

Barclays Capital

(2)	Names of Issuers: Northrop Grumman Corporation
(3)	Title of Securities: NOC 4.75 06/01/43, C#666807BH4
(4)	Date of First Offering: 05/28/13
(5)	Amount of Total Offering: $950,000,000
(6)	Unit Price of Offering: $99.904

Comparable Securities
1) United Technologies, C#913017BT5
2) General Electric Co., C#369604BF9
3) CSX Corporation, C#126408GY3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.875%).
(8)	Years of Issuer’s Operations: 19 years
(9)	Trade Date: 05/28/13
(10)	Portfolio Assets on Trade Date: $1,756,181,398

1

(11)	Price Paid per Unit: $99.904
(12)	Total Price Paid by Portfolio:
3,615,000 bonds @ $99.904 = $3,611,529.60
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $99.904 = $34,966,400.00
(14)	% of Portfolio Assets Applied to Purchase
0.206%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
19 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/28/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books	BofA Merrill Lynch
J.P. Morgan	Barclays
Wells Fargo Securities

Co- Managers	Mitsubishi UFJ Securities
SunTrust Robinson Humphrey	Mizuho Securities

(2)	Names of Issuers: Roper Industries, Inc.,
(3)	Title of Securities: ROP 2.05 10/01/18, C#776696AF3
(4)	Date of First Offering: 05/30/13
(5)	Amount of Total Offering: $800,000,000
(6)	Unit Price of Offering: $99.791

Comparable Securities
1) Goldcorp, C#380956AC6
2) Praxair, C#74005PBC7
3) Tech Resources Ltd, C#878742AX3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.60%).
(8)	Years of Issuer’s Operations: Over 100 years
(9)	Trade Date: 05/30/13
(10)	Portfolio Assets on Trade Date: $1,754,859,204
(11)	Price Paid per Unit: $99.791
(12)	Total Price Paid by Portfolio:
2,540,000 bonds @ $99.791 = $2,534,691.40
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
25,000,000 bonds @ $99.791 = $24,947,750.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.144%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
Over 100 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	5/30/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Wells Fargo Securities UBS Investment Bank Co- Managers RBC Capital Markets SMBC Nikko	Barclays SunTrust Robinson Humphrey Deutsche Bank Securities BB&T Capital Markets

(2)	Names of Issuers: Buckeye Partners, L.P.
(3)	Title of Securities: BPL 4.15 07/01/23, C#118230AK7
(4)	Date of First Offering: 06/03/13
(5)	Amount of Total Offering: $500,000,000
(6)	Unit Price of Offering: $99.81

Comparable Securities

1) DCP Midstream Operating, C#23311VAD9 2) Spectra Energy Capital, C#84755TAE7 3) Sunoco Logistics Partner, C#86765BAL3

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 127 years
(9)	Trade Date: 06/03/13
(10)	Portfolio Assets on Trade Date: $1,749,863,602
(11)	Price Paid per Unit: $99.81
(12)	Total Price Paid by Portfolio:
2,035,000,000 bonds @ $99.81 = $2,031,133.50
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.81 = $19,962,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.116%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
127 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/3/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books BMO Capital Markets HSBC Securities (USA) Mitsubishi UFJ Securities U.S. Bancorp Investments Co- Managers RBS Securities UBS Securities The Williams Capital Group	BofA Merrill Lynch Citigroup Global Markets J.P. Morgan Securities Wells Fargo Securities Barclays Capital BNY Mellon Capital Markets Lloyds Securities

(2)	Names of Issuers: Liberty Mutual Group
(3)	Title of Securities: LIBMUT 4.25 06/15/23
(4)	Date of First Offering: 06/13/13
(5)	Amount of Total Offering: $600,000,000
(6)	Unit Price of Offering: $99.365

Comparable Securities

1) Infinity Property & Casualty, C#45665QAF0 2) Primerica, C#74164MAA6 3) Morgan Stanley, C#61746BDJ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 101 years
(9)	Trade Date: 06/13/13
(10)	Portfolio Assets on Trade Date: $1,741,410,001
(11)	Price Paid per Unit: $99.365
(12)	Total Price Paid by Portfolio:
1,140,000 bonds @ $99.365 = $1,132,761.00

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
10,000,000 bonds @ $99.365 = $9,936,500.00
(14)	% of Portfolio Assets Applied to Purchase
0.065%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
101 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/13/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX .889 06/24/16
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $750,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) CNOOC Finance 2013, C#12625GAA2 2) Petrobras Global Finance, C#71647NAC3 3) Trans-Canada Pipelines, C#89325HAH2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.10%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $1,743,157,696
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
1,545,000 bonds @ $100 = $1,545,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
38,000,000 bonds @ $100 = $38,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.089%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX 1.718 06/24/18
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $2,000,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) Statoil ASA, C#85771PAH5 2) ConocoPhillips, C#20826FAB2 3) Total Capital Canada, C#89153UAE1

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.15%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $1,743,157,696
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
6,690,000 bonds @ $100 = $6,690,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
100,000,000 bonds @ $100 = $100,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.384%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX 2.427 06/24/20
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $1,000,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) BP Capital Markets, C#05565QCD8 2) CNOOC Finance 2013, C#12625GAC8 3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.18%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $1,743,157,696
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
2,060,000 bonds @ $100 = $2,060,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $100 = $20,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.118%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books Morgan Stanley & Co. Wells Fargo Securities	Barclays Capital J.P. Morgan Securities

Co- Managers	Blaylock Robert Van
Muriel Siebert & Co.

(2)	Names of Issuers: Chevron Corporation
(3)	Title of Securities: CVX 3.191 06/24/23
(4)	Date of First Offering: 06/17/13
(5)	Amount of Total Offering: $2,250,000,000
(6)	Unit Price of Offering: $100

Comparable Securities

1) BP Capital Markets, C#05565QCD8 2) CNOOC Finance 2013, C#12625GAC8 3) Spectra Energy Capital, C#84755TAE7

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.20%).
(8)	Years of Issuer’s Operations: 29 years
(9)	Trade Date: 06/17/13
(10)	Portfolio Assets on Trade Date: $1,743,157,696
(11)	Price Paid per Unit: $100
(12)	Total Price Paid by Portfolio:
2,575,000 bonds @ $100 = $2,575,000.00
(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
35,000,000 bonds @ $100 = $35,000,000.00

1

(14)	% of Portfolio Assets Applied to Purchase
0.148%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
29 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/17/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2

John Hancock Core Bond Trust
Procedures Pursuant to Rule 10f-3

(1)	Name of Underwriter and Underwriting Syndicate Members

Joint Lead Managers-Books J.P. Morgan Morgan Stanley Wells Fargo Securities Co- Managers Santander Scotiabank	BofA Merrill Lynch BNY Mellon Capital Markets Deutsche Bank Securities Capital One Southcoast Mitsubishi UFJ Securities

(2)	Names of Issuers: Boston Properties
(3)	Title of Securities: BXP 3.8 02/01/24
(4)	Date of First Offering: 06/18/13
(5)	Amount of Total Offering: $700,000,000
(6)	Unit Price of Offering: $99.694

Comparable Securities

1) Simon Property Group, C#828807CN5 2) Health Care REIT, C#42217KBA3 3) AvalonBay Communities, C#05348EAQ2

(7)	Underwriting Spread or Commission
Zero commission on bond new issues. Fair and reasonable fee paid to underwriter from issuer (0.65%).
(8)	Years of Issuer’s Operations: 43 years
(9)	Trade Date: 06/18/13
(10)	Portfolio Assets on Trade Date: $1,742,265,236
(11)	Price Paid per Unit: $99.694
(12)	Total Price Paid by Portfolio:
2,060,000 bonds @ $99.694 = $2,053,696.40

1

(13)	Total Price Paid by Portfolio (12) plus Total Price Paid for same securities by other portfolios for which subadviser acts as investment adviser
20,000,000 bonds @ $99.694 = $19,938,800.00
(14)	% of Portfolio Assets Applied to Purchase
0.118%
(15)	Test set forth in paragraph (B)(4) of Procedures satisfied?
Yes
(16)	Prohibitions set forth in paragraph (B)(5) of Procedures not violated?
Not violated
(17)	Years of Continuous Operation (unless municipal security, see below)
43 years
(18)	Municipal Security - Received a rating in compliance with paragraph (A)(4) of the Procedures?
N/A
(19)	Have the conditions in paragraphs (B)(1)(a), (B)(1)(b) and (B)(1)(c) of Procedures been satisfied?
Yes

All purchases by Wells Capital Management described above were effected in compliance with the Trust’s Rule 10f-3 procedures.

Wells Capital Management	Date:	6/18/2013

Name of Investment Adviser Firm
By:

Name: Mai S. Shiver

Title: Director of Business Risk/CCO

2